              (ICON)

               The
        Target Portfolio
              Trust

             (SYMBOL)

        Semiannual Report

           JUNE 30, 1999

              (LOGO)

              (ICON)

The Target Portfolio Trust
Table of Contents

                                          Page
Shareholder Letter                           2
Portfolio of Investments:
Large Capitalization Growth Portfolio        9
Large Capitalization Value Portfolio        11
Small Capitalization Growth Portfolio       15
Small Capitalization Value Portfolio        18
International Equity Portfolio              23
International Bond Portfolio                26
Total Return Bond Portfolio                 28
Intermediate-Term Bond Portfolio            31
Mortgage-Backed Securities Portfolio        35
U.S. Government Money Market Portfolio      37
Statements of Assets and Liabilities        38
Statements of Operations                    40
Statements of Changes in Net Assets         42
Financial Highlights                        44
Notes to Financial Statements               51
Target's Shareholder Services               56

                                         1

Dear Target Shareholder:
It started in the first quarter of the year, but investors were too risk-averse to believe it. By April 1999, however, it could no longer be denied: the world was becoming a safer place to invest. Japan was showing signs that its economy had bottomed and was poised to start growing again, Germany was also hinting at improved economic conditions, and cheaper currencies and lower interest rates were helping to fuel several emerging market economies.

The Stock Market: No Longer Narrowly Focused
This encouraging economic news prompted many equity investors to look beyond the domestic large-capitalization growth stocks that have played such a big part in driving the market's returns over the past several years. What they found in the United States were stocks of small-cap companies that were ignored for so long, they had become bargain-priced. Investors also found relatively inexpensive value stocks among the large-cap companies. These stocks included many cyclicals--stocks that typically do well when the economy thrives.
Outside the United States, investors found stocks in Asia and emerging markets that were also inexpensive.

When the second quarter drew to a close, it became obvious that a broader group of stocks was now benefiting from this accelerated global growth. The Russell 2000 Index of small-company stocks outperformed the other major stock indexes during the last half of the six-month reporting period. The stock market had placed exceptionally high capitalizations (the total price of a corporation's outstanding stock) on a few popular companies. These "mega-caps" had absorbed a lot of investors' funds, while smaller companies were priced much lower. So when

Performance Summary as of June 30, 1999

                                    12/31/98           6/30/99          Six-Month*    No. of
Portfolios                            NAV                NAV          Total Return    Funds**
Large Capitalization Growth          $18.29             $21.52           20.58%
Lipper Growth Fund Avg.                                                  11.65          1174

Large Capitalization Value            15.87              17.10            9.73
Lipper Growth & Income Fund Avg.                                         10.93           922

Small Capitalization Growth           15.35              16.31            6.45
Lipper Small-Cap Fund Avg.                                                8.56           777

Small Capitalization Value            14.98              15.81            6.30
Lipper Small-Cap Fund Avg.                                                8.56           777

International Equity                  15.54              16.20            4.84
Lipper International Fund Avg.                                            7.36           624

International Bond                     9.52               8.81           -4.17
Lipper International Income Fund Avg.                                    -5.93            63

Total Return Bond                     10.49              10.09           -1.38
Lipper Corporate Debt BBB Fund Avg.                                      -1.78           136

Intermediate-Term Bond                10.36              10.04           -0.49
Lipper Intermediate
Investment-Grade Fund Avg.                                               -1.58           275

Mortgage Backed Securities            10.47              10.20            0.27
Lipper U.S. Mortgage Fund Avg.                                           -0.37            69

U.S. Government Money Market           1.00               1.00            2.09
Lipper U.S. Gov't Money Fund Avg.                                         2.09           122

* Source: Lipper, Inc. for Lipper averages, and Prudential Investments Fund Management for Target returns. Target returns are in boldface type. Returns assume the reinvestment of all dividends and distributions and take into account all charges and expenses applicable to an investment in each portfolio, except the annual Target advisory fee. For retail accounts, the maximum annual advisory fee is 1.5% of equity portfolio assets and 1.0% of bond and money market portfolio assets. For retirement accounts, the maximum advisory fees are 1.25% and 1.35%, respectively. Past performance is not indicative of future results and an investor's shares, when redeemed, may be worth more or less than their original cost.

** Represents the number of funds in each respective Lipper category.

investors sold some of their shares of the mega-caps, enough money was released to have a very large impact on the prices of small-company stocks. They surged. In many cases, merger and acquisition activity was a catalyst for a bargain-priced company's gains.

How Did Our Funds Perform?
The Large Capitalization Growth Portfolio, managed by Columbus Circle Investors and Oak Associates, benefited from strong growth in large-capitalization companies early in the year and withstood the turbulence those companies experienced in the second quarter to return 20.58% for the first six months of 1999. The Portfolio benefited from its financial, utility, and consumer cyclical holdings, while its gains in the technology sector were reduced by declines in AOL and Compaq.

The Large Capitalization Value Portfolio, managed by INVESCO Capital Management, Inc. and Hotchkis and Wiley, returned 9.73% for the first six months of 1999. Investors were finally rewarded for adherence to value-oriented investment disciplines in the second quarter. The most significant contributors to performance in the Portfolio were the basic industry and capital goods sectors. While Hotchkis and Wiley, which employs more of a "deep value" style, has avoided the high-priced technology stocks, INVESCO has benefited from the growth-oriented technology and communications services sectors. Healthcare was the only sector that detracted from performance. Our managers feel the Portfolio's characteristics are in line with growth prospects, expected earnings, and the probability of positive rates of return for the overall market.

The Small Capitalization Growth Portfolio, managed by Sawgrass Asset Management, L.L.C. and Investment Advisers, Inc., returned 6.45% for the first six months of 1999. (Sawgrass replaced

Average Annual Total Returns as of June 30, 1999

                                                                 Since
Portfolios                      One Year       Five Years      Inception1
Large Capitalization Growth      36.45%          25.58%          17.64%
Large Capitalization Value        9.32           19.33           14.03
Small Capitalization Growth      -2.90           14.41           11.77 (11.76)2
Small Capitalization Value       -4.20           10.93           11.23 (11.22)2
International Equity              0.53           10.25           12.46
International Bond                2.17            2.34 (2.27)2    2.32 (2.22)2
Total Return Bond                 1.85            6.96 (6.91)2    6.00 (5.92)2
Intermediate-Term Bond            2.42            6.25            5.62 (5.60)2
Mortgage-Backed Securities        2.34            6.61 (6.59)2    5.84 (5.76)2

Note: The average annual return for the Target Portfolios assumes the imposition of the maximum Target advisory fee of 1.5% for stock portfolios and 1.00% for the bond portfolios.

1 The inception date for all portfolios is 1/5/93, except for International Bond, which is 5/17/94. Past performance is not indicative of future results.

2 Without waiver of management fees and/or expense subsidization, the portfolios' average annual total returns would have been lower, as indicated in parenthesis ( ).
                                     3

Nicholas-Applegate Capital Management as co-adviser to the Portfolio on May 27, 1999.) Both Sawgrass and Investment Advisers enjoyed strong gains in the basic materials and capital goods sectors. Sawgrass benefited from strong performance in energy stocks, while Investment Advisers had very strong returns in its transportation and communications holdings. The two managers continue to believe the outlook for the small-cap growth segment of the market is strong on a relative basis.

The Small Capitalization Value Portfolio, managed by Lazard Asset Management and Wood, Struthers & Winthrop, gained 6.30% for the first six months of 1999. Despite this gain, the Portfolio posted a negative return for the last 12 months due, to a great extent, to investors' strong preference for large-cap growth stocks throughout the second half of 1998. During the current reporting period, Lazard Asset Management's outperformance was aided by technology-related companies, as well as a relatively high weighting in the producer-manufacturing sector. Technology also helped performance for Wood, Struthers & Winthrop, as it increased its exposure to this previously underweight sector. In addition, both managers saw the rewards of holding on to small-capitalization companies. Due to the extended period of small-cap underperformance, our managers feel that these stocks are still inexpensive and earnings expectations remain favorable.

What's Causing the Global Rebound?
Asia, the region that sparked a global financial crisis two years ago, could actually be credited with helping the world economies get back on course earlier this year. Corporate restructuring in many parts of Asia, including Japan and Korea, has accelerated sharply in the last several months. This has helped companies with inexpensive valuations greatly improve their prospects for strong earnings growth. The economic climate has also improved by more flexible currency regimes, improvements in the banking system, and more disciplined corporate investing policies across the region. The Asian recovery, in turn, has increased the global demand for commodities, which has helped commodity exporters in Russia and Latin America. The devaluation of Brazil's currency--the real--in early January 1999, prompted investors to again be wary of a global financial crisis. However, the real's slide had little effect on other world markets, and a resurgence of cyclical stocks and signs of an economic bottoming-out in Japan drove international equity markets higher during
                                    4
the second quarter. Indeed, Brazil benefited from the renewed demand for its steel, copper, and nickel because its recent currency devaluation placed it among the lowest-cost commodity exporters in the world.

The corporate environment in many parts of Europe is also showing signs of improvement after a disappointing first half. Economic growth in some of Europe's smaller economies, such as Ireland, Spain, and Portugal, remains strong. And companies in industries sensitive to global economic activity are reporting improved conditions; exporters that were in the doldrums last year are now running at full capacity. Company fundamentals remain strong in Europe, and the weaker euro is helping the export sector. Although, at this stage, Europe isn't going to generate the kind of earnings explosion that we could potentially see in Asia, growth there should be solid, and most stocks are trading at discounts to the U.S. market.

The International Equity Portfolio, managed by Lazard Asset Management, rebounded from an uneasy start to return 4.84% for the first six months of 1999. Japanese stocks posted impressive gains, but in Europe, the euro softened amid concerns of a slowing economy, tempering performance. Increased takeover activity has extended throughout international markets. Such global competition is also beginning to influence Japanese industries, as was seen with Japan's first successful hostile takeover--Cable & Wireless' bid prevailed over NTT to acquire IDC, a Japanese international phone carrier. Lazard's performance in the second quarter was mostly helped by stock-picking in Japan and in the telecommunications and energy sectors.

Bond Market: Caught Off-Guard by Strong Global Economic Growth
Many bond investors responded to a safer global economic environment in the first half of 1999 by pulling out of U.S. Treasury securities and taking advantage of attractive opportunities in higher-yielding markets. This drove Treasury yields higher and their prices, which move in the opposite direction, lower. Treasury prices also fell as investors sold these government securities to participate in both the wealth of corporate debt offerings and the strong stock market. While occasional economic reports that hinted at inflation caused temporary "hiccups" in the debt markets, these pullbacks seemed short-lived--until mid-May. That's when April's much-higher-than-expected Consumer Price Index report was

Your Allocation Mainly
Determines Your Returns

       (GRAPH)

Based on a study of 82 large pension funds.Source: Financial Analysts Journal, May/June 1991

Asset allocation is the process of designing an overall portfolio that reflects your personal risk and return requirements. It helps you invest in specific amounts of different securities: corporates, Treasuries, small caps, large caps, foreign, etc. Asset allocation is important because, over the long term, it's usually more important to be in stocks and bonds as a whole than it is to pick individual stocks and bonds. In fact, studies have shown that just over 91% of a portfolio's long-term return is due to the initial allocation.

Target's asset allocations are designed for you once you complete the Target questionnaire. In this way, the Target program helps ensure that your overall account reflects your personal investment risk and return requirements.

released, to be followed soon by the Federal Reserve's announcement that it was more inclined to raise interest rates. These events prompted a major sell-off in the bond market. The yield on the benchmark 30-year Treasury bond--which moves in the opposite direction of its price--rose from 5.63% on March 31, 1999 to a high of 6.19% on June 24, 1999, a level not seen since November 1997. As it turned out, this sharp sell-off was unwarranted in light of the fact that the Federal Reserve increased short-term interest rates by only a quarter of a percentage point and removed its "bias" toward raising rates in the future.

In anticipation of an increase in short-term interest rates, investors drove prices lower in almost all sectors of the U.S. fixed-income market in late May and June 1999. Spreads (the difference in yield between corporate bonds and Treasuries) also widened in both the high-grade and high-yield (junk) bond markets. Surprisingly, the spread between yields of Treasuries and some better-quality corporates (A-rated and AA-rated) widened more than the spread between Treasuries and lower-rated corporates. This was due in part to the large supply of new, investment-grade corporate issues that came to market in the second quarter.

The Total Return Bond Portfolio, managed by Pacific Investment Management Company (PIMCO), declined 1.38% in the first six months of 1999. The Portfolio lagged its benchmark during that time as a longer-than-average duration made it more sensitive to the sell-off in the market. (Duration is a measure of a portfolio's sensitivity to fluctuations in the level of bond yields.) An underweight in investment-grade corporates also detracted from performance as this sector outperformed Treasuries, as did holdings of high-quality, emerging market bonds. In contrast, below-investment-grade bonds boosted returns due to higher relative yields. PIMCO believes the U.S. economy will moderate as higher borrowing costs slow consumer and investment spending.

The Intermediate-Term Bond Portfolio, also managed by PIMCO, declined 0.49% in the first six months of 1999. The Portfolio outperformed its benchmark during the first half of 1999 despite a negative market environment. PIMCO's strategy to shorten the Portfolio's duration helped protect it in the face of rising interest rates. However, a concentration in intermediate-term maturities detracted from returns because intermediate rates climbed the most. PIMCO believes that moderating growth and low inflation will keep interest rates relatively stable, favoring strategies and securities that provide higher yields than Treasury bonds.

The Mortgage-Backed Securities Portfolio, managed by Wellington Management Company, returned 0.27% for the first six months of 1999. The first half of 1999 was difficult for fixed-income markets overall. Mortgage-backed securities, however, outperformed government agency bonds and high-quality corporate bonds. Furthermore, the Portfolio outperformed its benchmark. Wellington Management did not make any large bets about the future direction of interest rates, and has maintained a duration stance similar to the index.

Anticipating that the Federal Reserve would raise rates in the second quarter, Wellington Management decreased the U.S. Government Money Market Portfolio's average maturity and reduced holdings in agency securities during that time. Wellington also increased the Portfolio's concentration in repurchase agreement transactions. With inflation levels still contained, Wellington does not expect the Fed to raise the Federal funds rate dramatically, but if domestic growth continues at current levels, additional rate hikes in the coming months are likely. As of June 30, 1999, the Portfolio's seven-day current yield was 4.42%. Currently, the Portfolio is positioned to allow the managers quick access to cash to buy any higher-yielding debt that would become available if the Federal funds rate were increased.

The International Bond Portfolio, managed by Delaware International Advisers Ltd., declined 4.17% for the first six months of 1999. International bond investors fared poorly in the first half of 1999 as most markets posted negative returns. Europe showed the worst figures, with declines of approximately 6% in dollar terms, mostly reflecting the weakening of the euro during the period. In contrast, commodity-related markets--Australia and Canada--continued to do well. Delaware continues to take a cautious approach as its analysis suggests that most currencies are below fair market value versus the dollar. Only the sterling stands out as moderately expensive, and if U.K. interest rates moderate, then its currency should decline. Currently, Delaware sees the best value in Canada, Australia, and New Zealand, although their recent rise has eroded some of their relative value.

Remaining on Target
Stock and bond markets seldom perform in lockstep. As we have seen in the first half of the year, while the stock market was reaching new highs, the bond market was experiencing some turbulence. Target, as an asset allocation program, recognizes that disparities will occur in the financial markets and, therefore, does not favor any one asset category or investment style. Rather than attempting to time these market cycles, Target recommends an allocation suited to each client's particular investment preference and risk tolerance.

At a meeting held May 26, 1999, the Board of Trustees of the Target Portfolio Trust approved our recommendation to replace Nicholas-Applegate Capital Management, as subadviser to the Small Cap Growth Portfolio, with Sawgrass Asset Management. As part of Target's ongoing review of its subadvisers, we saw a number of factors that had been hindering performance. While Nicholas-Applegate has a tradition of successful small-cap portfolio management, its assets under management in that discipline had grown to an amount which, in our opinion, makes it increasingly difficult to add value in purchasing additional small-cap stocks, thereby offering little prospects for improvement in performance.

Sawgrass Asset Management, on the other hand, is a newly formed investment firm with a long history of success. Its investment team worked together for more than 15 years at Barnett Capital Advisers, Inc. where they managed $2 billion with an excellent track record. Furthermore, Sawgrass has a clear investment process that lends well to sustainable success.

One of the most important components of the Target program is the ongoing due diligence and monitoring of our subadvisers. A key factor we examine in our subadvisers, in addition to performance, is style consistency. This is particularly important in an asset allocation program to avoid duplication among portfolios and, even more importantly, to maintain exposure to the asset category and investment discipline intended.

We appreciate your commitment to Target and the opportunity to report to you.

John R. Strangfeld
President
The Target Portfolio Trust

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Growth
               Portfolio
               Portfolio of Investments June
               30, 1999 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--99.6%
              Common Stocks--99.6%

              Airlines--0.6%
  65,000      Northwest Airlines Corp.......  $  2,112,500
                                              ------------

              Apparel & Textiles--1.0%
  58,400      Nike, Inc.....................     3,697,450
                                              ------------

              Automobiles--0.7%
       1      Delphi Automotive Systems
                Corp........................            19
  40,000      General Motors Corp...........     2,640,000
                                              ------------
                                                 2,640,019
                                              ------------

              Banks--3.8%
  96,000      BankAmerica Corp..............     7,038,000
 245,100      MBNA Corp.....................     7,506,188
                                              ------------
                                                14,544,188
                                              ------------

              Business Services--2.2%
  83,600      First Data Corp...............     4,091,175
  55,600      Omnicom Group Inc.............     4,448,000
                                              ------------
                                                 8,539,175
                                              ------------
              Computers & Business Equipment--13.2%
 141,000      3Com Corp.*...................     3,762,937
 572,150      Cisco Systems, Inc.*..........    36,903,675
 306,000      Compaq Computer Corp..........     7,248,375
  43,600      Pitney Bowes, Inc.............     2,801,300
                                              ------------
                                                50,716,287
                                              ------------
              Drugs & Healthcare--9.3%
  34,200      Bausch & Lomb, Inc............     2,616,300
 134,800      Columbia/HCA Healthcare Corp..     3,075,125
  46,400      Guidant Corp..................     2,386,700
  62,000      Medtronic, Inc................     4,828,250
 125,200      Merck & Co., Inc..............     9,264,800
 123,900      Oxford Health Plans, Inc.*....     1,928,194
  17,500      PE CORP-PE Bio Systems
                Group.......................     2,008,125

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
  49,300      Pfizer, Inc..................  $  5,410,675
  75,600      Schering-Plough Corp.........     4,006,800
                                             ------------
                                               35,524,969
                                             ------------

              Electrical Equipment--1.0%
  65,600      AES Corp.*...................     3,813,000
                                             ------------

              Electronics--16.6%
  74,400      Adaptec, Inc.(a).............     2,627,250
  20,000      Aspect Telecommunications
                Corp.*.....................       195,000
  61,500      Boston Scientific Corp.......     2,702,156
 259,900      CIENA Corp.*.................     7,845,732
 212,000      Linear Technology Corp.......    14,257,000
 200,000      Maxim Integrated Products,
                Inc.*......................    13,300,000
  62,900      Motorola, Inc................     5,959,775
  91,700      National Semiconductor
                Corp.......................     2,321,156
  24,600      Visx, Inc....................     1,948,012
 220,000      Xilinx Inc.*.................    12,595,000
                                             ------------
                                               63,751,081
                                             ------------

              Financial Services--8.1%
  80,700      Capital One Financial
                Corp.......................     4,493,981
  46,000      Chase Manhattan Corp.........     3,984,750
 208,725      Citigroup Inc.*..............     9,914,437
  75,000      Morgan Stanley Dean
                Witter*....................     7,687,500
  51,400      TD Waterhouse Group, Inc.....     1,288,213
  83,700      Wells Fargo & Co.............     3,578,175
                                             ------------
                                               30,947,056
                                             ------------

              Forest Products--0.6%
  42,600      Kimberly-Clark Corp..........     2,428,200
                                             ------------

              Hotels & Restaurants--1.4%
  57,400      Tricon Global Restaurants,
                Inc........................     3,106,775
  85,400      Wendys International, Inc....     2,417,888
                                             ------------
                                                5,524,663
                                             ------------

              Industrial Machinery--4.6%
 239,800      Applied Materials, Inc.*.....    17,715,225
                                             ------------

              Insurance--2.0%
  65,250      American International Group,
                Inc........................     7,638,328
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       9

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Growth
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 1999 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Liquor--1.4%
  73,200      Anheuser Busch Companies,
                Inc.........................  $  5,192,625
                                              ------------

              Media--1.3%
  90,600      Chancellor Media Corp.*.......     4,994,325
                                              ------------
              Miscellaneous--3.1%
 316,400      Cendant Corp.*................     6,486,200
  56,400      Tyco International Ltd........     5,343,900
                                              ------------
                                                11,830,100
                                              ------------
              Non-Ferrous Metals--0.8%
  51,400      Alcoa Inc.....................     3,180,375
                                              ------------

              Oil & Gas--1.4%
  66,300      Enron Corp.,..................     5,420,025
                                              ------------

              Retail Trade--5.8%
  50,100      Circuit City Stores, Inc......     4,659,300
  86,800      CVS Corp......................     4,405,100
  52,100      Federated Department Stores,
                Inc.*.......................     2,758,044
  62,200      Home Depot, Inc...............     4,008,012
  51,500      Safeway Inc.*.................     2,549,250
  78,300      Wal-Mart Stores, Inc..........     3,777,975
                                              ------------
                                                22,157,681
                                              ------------

              Semiconductors & Equipment--5.8%
 241,600      Atmel Corp.*..................     6,326,900
 268,100      Intel Corp....................    15,951,950
                                              ------------
                                                22,278,850
                                              ------------

              Software & Services--6.4%
  36,300      America Online, Inc...........     4,011,150
 162,800      Microsoft Corp.*..............    14,682,525
 180,000      Parametric Technology
                Corp.*......................     2,497,500
  57,500      Synopsys, Inc.*...............     3,173,281
                                              ------------
                                                24,364,456
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Telecommunication--7.7%
  54,288      AT&T Corp....................  $  3,029,949
  41,500      Global Telesystems Group
                Incorporated...............     3,361,500
 250,635      Lucent Technologies, Inc.....    16,902,198
  93,400      Tellabs, Inc.*...............     6,310,337
                                             ------------
                                               29,603,984
                                             ------------

              Trucking & Freight Forwarding--0.8%
  55,800      Union Pacific Corp...........     3,253,838
                                             ------------
              Total common stocks
                (cost $202,694,108)........   381,868,400
                                             ------------

              SHORT-TERM INVESTMENTS--1.8%
Principal
 Amount
 (000)        Repurchase Agreements
--------
$  5,419      State Street Bank & Trust
                Co.,
                4.25%, dated 6/30/99, due
                7/1/99 in the amount of
                $5,419,640 (cost
                $5,419,000; collateralized
                by $4,335,000 U.S. Treasury
                Notes, 10.75%, 8/15/05,
                value of collateral
                including accrued interest
                is $5,530,225).............     5,419,000
   1,278      State Street Bank & Trust
                Co.,
                3.25%, dated 6/30/99, due
                7/1/99 in the amount of
                $1,278,115 (cost
                $1,278,000; collateralized
                by $1,280,000 U.S. Treasury
                Notes, 5.50%, 2/29/00,
                approximate value of
                collateral including
                accrued
                interest is $1,305,139)....     1,278,000
                                             ------------
              Total short-term investments
                (cost $6,697,000)..........     6,697,000
                                             ------------
              Total Investments--101.4%
              (cost $209,391,108; Note
                4).........................   388,565,400
              Liabilities in excess of
                other assets--(1.4%).......    (5,179,714)
                                             ------------
              Net Assets--100%.............  $383,385,686
                                             ------------
                                             ------------

---------------
* Non-income producing.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       10

               Large Capitalization Value
               Portfolio
               Portfolio of Investments June
               30, 1999 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--98.7%
              Common Stocks--98.7%
              Aerospace--4.1%
  44,000      Boeing Co.....................  $  1,944,250
 126,700      Lockheed Martin Corp..........     4,719,575
  50,100      Northrop Grumman Corp.........     3,322,256
  40,000      TRW, Inc......................     2,195,000
                                              ------------
                                                12,181,081
                                              ------------

              Agriculture Machinery--1.1%
  10,000      Deere & Co....................       396,250
 161,600      New Holland NV................     2,767,400
                                              ------------
                                                 3,163,650
                                              ------------
              Airlines--0.8%
  75,000      Southwest Airlines Co.........     2,334,375
                                              ------------
              Aluminum--1.9%
  51,000      Aluminum Company of America...     3,155,625
  48,000      Reynolds Metals Co............     2,832,000
                                              ------------
                                                 5,987,625
                                              ------------
              Apparel & Textiles--2.4%
  10,395      Intimate Brands, Inc..........       492,463
 114,700      Russell Corp..................     2,236,650
 115,000      Shaw Industries, Inc..........     1,897,500
  55,000      Unifi, Inc....................     1,168,750
  30,000      V.F. Corp.....................     1,282,500
                                              ------------
                                                 7,077,863
                                              ------------

              Auto Parts--1.7%
  59,800      Dana Corp.....................     2,754,537
  44,462      Delphi Automotive Systems
                Corp........................       825,326
  39,000      Genuine Parts Co..............     1,365,000
   6,500      Meritor Automotive, Inc.......       165,750
                                              ------------
                                                 5,110,613
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Automobiles--3.1%
 113,000      Ford Motor Co................  $  6,377,437
  44,300      General Motors Corp..........     2,923,800
                                             ------------
                                                9,301,237
                                             ------------

              Banks--7.4%
  46,200      BankAmerica Corp.............     3,387,037
 113,160      Bank One Corp................     6,740,092
  25,000      Chase Manhattan Corp.........     2,165,625
  30,300      First Security Corp..........       825,675
  86,700      First Union Corp.............     4,074,900
   2,000      Fleet Financial Group,
                Inc........................        88,750
  43,200      KeyCorp......................     1,387,800
  45,000      National City Corp...........     2,947,500
  16,500      UnionBanCal Corp.............       596,063
                                             ------------
                                               22,213,442
                                             ------------
               Building & Construction--0.2%
  24,000      Harsco Corp..................       768,000
                                             ------------

              Building Products--0.9%
  45,900      Georgia-Pacific Corp.........     1,158,975
  35,000      York International Corp......     1,498,438
                                             ------------
                                                2,657,413
                                             ------------

              Business Services--1.3%
  35,000      First Data Corp..............     1,712,813
  35,000      Xerox Corp...................     2,067,187
                                             ------------
                                                3,780,000
                                             ------------

              Chemicals--2.4%
  25,000      Air Products & Chemicals,
                Inc........................     1,006,250
  17,400      Dow Chemical Co..............     2,207,625
  11,000      Du Pont (E.I.) De Nemours &
                Co.........................       751,438
  27,000      Eastman Chemical Co..........     1,397,250
  35,000      Nalco Chemical Co............     1,815,625
                                             ------------
                                                7,178,188
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       11

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 1999 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Computers & Business Equipment--4.2%
  35,000      Adaptec, Inc.*................  $  1,235,937
  80,000      Compaq Computer Corp..........     1,895,000
  36,000      Hewlett-Packard Co............     3,618,000
  28,000      International Business
                Machines Corp...............     3,619,000
  30,000      Sun Microsystems, Inc.........     2,066,250
                                              ------------
                                                12,434,187
                                              ------------

              Conglomerate--1.6%
  59,200      Dover Corp....................     2,072,000
  38,300      Hanson PLC. (ADR).............     1,699,562
  44,100      Scana Corp....................     1,030,838
                                              ------------
                                                 4,802,400
                                              ------------

              Consumer Products--1.9%
  45,000      American Greetings Corp.......     1,355,625
  38,000      Eastman Kodak Co..............     2,574,500
  44,100      Fortune Brands Inc............     1,824,638
                                              ------------
                                                 5,754,763
                                              ------------

              Domestic Oil--1.3%
  20,000      Atlantic Richfield Co.........     1,671,250
  72,100      USX - Marathon Group..........     2,347,756
                                              ------------
                                                 4,019,006
                                              ------------

              Drugs & Healthcare--6.5%
  65,000      Abbott Laboratories...........     2,957,500
  64,000      American Home Products
                Corp........................     3,680,000
  33,632      AstraZeneca PLC (ADR).........     1,317,954
  13,000      Baxter International, Inc.....       788,125
  44,000      Bristol Myers Squibb Co.......     3,099,250
  80,000      Columbia/HCA Healthcare
                Corp........................     1,825,000
   4,210      LifePoint Hospitals, Inc.*....        56,572
  30,000      Merck & Co., Inc..............     2,220,000
  55,000      Mylan Laboratories............     1,457,500
  40,000      Schering Plough Corp..........     2,120,000
   4,210      Triad Hospitals, Inc.*........        56,835
                                              ------------
                                                19,578,736
                                              ------------

              Electric Utilities--4.8%
  50,000      Central & South West Corp.....     1,168,750
  34,400      CMS Energy Corp...............     1,440,500
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
  40,000      DTE Energy Co................  $  1,600,000
  32,000      Edison International.........       856,000
  27,400      Entergy Corp.................       856,250
  21,000      General Public Utilities
                Corp.......................       885,937
  40,100      PacifiCorp...................       736,838
  36,000      PECO Energy Co...............     1,507,500
  33,835      PP & L Resources, Inc........     1,040,426
  28,800      Public Service Enterprise
                Group Inc..................     1,177,200
  80,000      Southern Co..................     2,120,000
  21,832      Texas Utilities Co...........       900,570
                                             ------------
                                               14,289,971
                                             ------------

              Electrical Equipment--1.4%
  20,000      Emerson Electric Co..........     1,257,500
  40,000      Raytheon Co., Class B........     2,815,000
                                             ------------
                                                4,072,500
                                             ------------

              Electronics--2.3%
  30,000      Intel Corp...................     1,785,000
  25,000      Motorola, Inc................     2,368,750
  45,000      Rockwell International
                Corp.......................     2,733,750
                                             ------------
                                                6,887,500
                                             ------------

              Energy--0.7%
  81,900      Illinova Corp................     2,231,775
                                             ------------

              Financial Services--5.8%
  53,050      Associates First Capital
                Corp.......................     2,350,778
  89,500      Federal National Mortgage
                Association................     6,119,562
  48,265      Household International,
                Inc........................     2,286,554
  33,000      Morgan Stanley Dean Witter
                Discover & Co..............     3,382,500
  15,090      Waddell & Reed Financial,
                Inc........................       408,675
  75,100      Washington Mutual, Inc.......     2,656,663
                                             ------------
                                               17,204,732
                                             ------------

              Food & Beverages--1.1%
  75,000      Archer-Daniels Midland Co....     1,157,813
  90,000      Tyson Foods, Inc. (Class A)..     2,025,000
                                             ------------
                                                3,182,813
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       12

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Forest Products--2.4%
  32,000      Georgia-Pacific Corp..........  $  1,516,000
  50,000      Kimberly-Clark Corp...........     2,850,000
  39,600      Weyerhaeuser Co...............     2,722,500
                                              ------------
                                                 7,088,500
                                              ------------

              Gas & Pipeline Utilities--0.4%
  27,000      Eastern Enterprises, Inc......     1,073,250
                                              ------------

              Household Appliances & Home
                Furnishings--1.9%
  77,000      Whirlpool Corp................     5,698,000
                                              ------------
              Industrial Machinery--0.6%
  32,000      Caterpillar, Inc..............     1,920,000
                                              ------------

              Insurance--8.3%
  81,258      American General Corp.........     6,124,822
  35,200      Lincoln National Corp.........     1,841,400
  15,000      Loews Corp....................     1,186,875
  20,000      Marsh & McLennan Companies,
                Inc.........................     1,510,000
  55,000      MGIC Investment Corp..........     2,674,375
  89,175      Old Republic International
                Corp........................     1,543,842
 106,900      SAFECO Corp...................     4,716,962
  49,800      St. Paul Companies, Inc.......     1,584,263
  50,000      Torchmark Corp................     1,706,250
  25,100      Transamerica Corp.............     1,882,500
                                              ------------
                                                24,771,289
                                              ------------

              International Oil--3.7%
  10,050      Exxon Corp....................       775,106
 116,200      Occidental Petroleum Corp.....     2,454,725
  75,000      Phillips Petroleum Co.........     3,773,438
 150,000      Repsol S.A. (ADR).............     3,046,875
  16,000      Texaco, Inc...................     1,000,000
                                              ------------
                                                11,050,144
                                              ------------
              Liquor--0.5%
  21,100      Anheuser Busch Companies,  Inc.     1,496,781
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Mining--0.8%
  39,500      Phelps Dodge Corp............  $  2,446,531
                                             ------------

              Miscellaneous--0.9%
 107,500      Tenneco, Inc.................     2,566,563
                                             ------------

              Paper--1.4%
  80,614      International Paper Co.......     4,071,007
                                             ------------

              Petroleum Services--0.7%
  40,000      Norsk Hydro A S..............     1,530,000
  25,600      Ultramar Diamond Shamrock....       558,400
                                             ------------
                                                2,088,400
                                             ------------

              Pollution Control--1.7%
  52,061      Browning Ferris Industries,
                Inc........................     2,238,623
  53,562      Waste Management, Inc........     2,878,958
                                             ------------
                                                5,117,581
                                             ------------

              Railroads & Equipment--1.5%
  16,300      CSX Corp.....................       738,594
 125,000      Norfolk Southern Corp........     3,765,625
                                             ------------
                                                4,504,219
                                             ------------

              Retail Trade--3.0%
  20,000      Albertson's, Inc.............     1,031,250
  40,000      May Department Stores Co.....     1,635,000
  40,000      Office Depot, Inc.*..........       882,500
  55,000      Penny (J.C.) Co., Inc........     2,670,937
  60,000      Rite Aid Corp................     1,477,500
  28,800      Sears, Roebuck & Co..........     1,283,400
                                             ------------
                                                8,980,587
                                             ------------

              Software--1.1%
  45,000      Computer Associates
                International, Inc.........     2,475,000
  25,000      Oracle Corp.*................       928,125
                                             ------------
                                                3,403,125
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       13

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 1999 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Steel--1.5%
  35,000      Nucor Corp....................  $  1,660,313
 100,100      USX-U.S. Steel Group..........     2,702,700
                                              ------------
                                                 4,363,013
                                              ------------

              Telephone--5.3%
  42,700      ALLTEL Corp...................     3,053,050
  30,000      Ameritech Corp................     2,205,000
  92,600      AT&T Corp.....................     5,168,237
  40,000      Bell Atlantic Corp............     2,615,000
  13,500      GTE Corp......................     1,022,625
  31,692      SBC Communications, Inc.......     1,838,136
                                              ------------
                                                15,902,048
                                              ------------

              Tires & Rubber--0.5%
  65,000      Cooper Tire & Rubber Co.......     1,535,625
                                              ------------

              Tobacco--2.9%
 214,200      Philip Morris Companies, Inc..      8,608,163
                                              ------------

              Toys & Amusements--0.5%
  60,000      Mattel, Inc...................     1,586,250
                                              ------------

              Trucking & Freight Forwarding--0.2%
  20,000      Ryder System, Inc.............       520,000
                                              ------------
              Total common stocks
                (cost $207,815,273).........   295,002,946
                                              ------------

              SHORT-TERM INVESTMENTS--1.5%
   4,539      Seven Seas Series Government
                Fund
                5.04%**, 7/1/99 (cost
                $4,538,999).................     4,538,999
                                              ------------
              Total Investments--100.2%
              (cost $212,354,272; Note 4)...   299,541,945
              Liabilities in excess of other
                assets--(0.2%)..............      (713,895)
                                              ------------
              Net Assets--100%..............  $298,828,050
                                              ------------
                                              ------------

---------------
 * Non-income producing.
** Rate represents yield at purchase date.
ADR--American Depository Receipts.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       14

               Small Capitalization Growth
               Portfolio
               Portfolio of Investments June
               30, 1999 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                LONG-TERM INVESTMENTS--95.7%

                Common Stocks--95.7%

                Apparel & Textiles--1.5%
    49,100      Fossil, Inc.*................  $  2,375,213
                                               ------------

                Auto/Truck Equipment--2.4%
   153,700      Aftermarket Technology
                  Corp*......................     1,748,337
    46,700      Monaco Coach Corp.*..........     1,975,994
                                               ------------
                                                  3,724,331
                                               ------------
                Broadcasting--3.6%
    51,994      Clear Channel Communications,
                  Inc.*......................     3,584,336
   119,200      Sinclair Broadcast Group,
                  Inc.*......................     1,951,900
                                               ------------
                                                  5,536,236
                                               ------------

                Building & Construction--3.5%
    34,300      Dycom Industries, Inc.*......     1,920,800
   102,000      Insituform Technologies, Inc.*    2,205,750
    54,500      Service Experts, Inc.*.......     1,195,594
                                               ------------
                                                  5,322,144
                                               ------------

                Business Services--13.6%
   105,800      American Management Systems,
                  Inc.*......................     3,392,212
    61,300      Billing Info Concepts Corp...       685,794
    32,900      BISYS Group, Inc.*...........     1,924,650
    29,100      Catalina Marketing Corp.*....     2,677,200
   104,400      CCC Information Services
                  Group, Inc.*...............     1,344,150
    70,300      Dollar Thrifty Automotive
                  Group, Inc.*...............     1,634,475
    37,400      INSpire Insurance Solutions,
                  Inc.*......................       542,300
    17,300      Kronos, Inc..................       787,150
    45,850      Labor Ready, Inc.*...........     1,490,125
    41,200      MedQuist, Inc.*..............     1,802,500
    41,700      Plexus Corp.*................     1,256,213
    31,700      Scientific Games Holdings
                  Corp.*.....................       618,150
    39,200      UBICS, Inc.*.................       120,050
    66,800      Zebra Technologies Corp.*....     2,567,625
                                               ------------
                                                 20,842,594
                                               ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Chemicals--0.1%
   2,100      Minerals Technologies, Inc...  $    117,206
                                             ------------

              Computers & Business Equipment--7.6%
  35,800      Advanced Digital Information
                Corp.*.....................     1,449,900
  37,277      Artesyn Technologies, Inc....       827,083
  48,700      Black Box Corp.*.............     2,441,087
  98,500      Computer Network
                Technology.................     2,130,063
  38,500      Cybex Computer Products
                Corp.*.....................     1,073,188
  12,100      Hutchinson Technology, Inc.*.       335,775
 107,700      InterVoice, Inc..............     1,554,919
 100,000      Mastech Corp.*...............     1,862,500
                                             ------------
                                               11,674,515
                                             ------------

              Drugs & Healthcare--4.0%
  22,700      Apria Healthcare Group, Inc.*       385,900
  16,867      Cardinal Health, Inc.........     1,081,596
  24,000      ChiRex, Inc.*................       771,000
  40,500      First Commonwealth, Inc.*....       994,781
  33,200      Hooper Holmes, Inc...........       676,450
   4,900      IMPATH, Inc.*................       132,300
  57,300      King Pharmaceuticals, Inc.*..     1,482,638
  42,000      Sunquest Information Systems,
                Inc.*......................       677,250
                                             ------------
                                                6,201,915
                                             ------------

              Educational Services--3.5%
 134,900      Apollo Group, Inc.*..........     3,583,281
  57,200      Strayer Education, Inc.*.....     1,755,325
                                             ------------
                                                5,338,606
                                             ------------

              Electronics--6.1%
  40,500      Aeroflex, Inc.*..............       799,875
  32,700      American Xtal Technology,
                Inc.*......................       778,669
  23,900      Cree Research, Inc.*.........     1,838,806
  29,200      DII Group, Inc.*.............     1,089,525
  25,100      Electronics for Imaging,
                Inc.*......................     1,289,512
  26,500      L-3 Communications Holdings,
                Inc.*......................     1,280,281
  20,700      Microchip Technology, Inc.*..       980,663
  11,200      Optical Coating Laboratory,
                Inc........................       936,600
  22,900      Tollgrade Communications,
                Inc........................       349,225
                                             ------------
                                                9,343,156
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       15

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 1999 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Financial Services--8.1%
    47,000      Enhance Financial Services
                  Group, Inc.................  $    928,250
    58,100      Federated Investors, Inc.....     1,042,169
    49,400      Hambrecht & Quist Group*.....     1,833,975
    14,700      Legg Mason, Inc..............       565,950
    19,588      MBIA, Inc....................     1,268,323
    84,611      Radian Group, Inc............     4,130,074
    92,200      Right Management Consultants,
                  Inc.*......................     1,429,100
   197,000      Unicapital Corp.*............     1,243,563
                                               ------------
                                                 12,441,404
                                               ------------
                Homebuilders--1.9%
    65,200      Ryland Group, Inc.*..........     1,935,625
    62,075      Watsco, Inc..................     1,016,478
                                               ------------
                                                  2,952,103
                                               ------------
                Hotels & Restaurants--1.2%
    62,800      Foodmaker, Inc*..............     1,781,950
                                               ------------
                Household Products--0.9%
    84,200      WMS Industries, Inc..........     1,431,400
                                               ------------

                Industrial Machinery--0.7%
    99,800      PPT Vision, Inc.*............       499,000
    10,100      Tecumseh Products Co.*.......       611,681
                                               ------------
                                                  1,110,681
                                               ------------

                Manufacturing--1.6%
    29,900      Aptargroup, Inc..............       897,000
    31,500      Astec Industries, Inc.*......     1,283,625
    93,100      Flanders Corp.*..............       325,850
                                               ------------
                                                  2,506,475
                                               ------------
                Media--2.2%
   114,366      Nielsen Media Research, Inc..      3,345,206
                                               ------------

                Medical & Dental Supplies--7.8%
    29,600      Cytyc Corp.*.................       577,200
    14,300      Henry Schein, Inc.*..........       453,131
   113,100      Mentor Corp..................     2,106,488
    36,000      Osteotech, Inc.*.............     1,035,000
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
  31,900      Patterson Dental Co.*........  $  1,108,525
  46,850      Priority Healthcare Corp.*...     1,616,325
 161,900      Respironics, Inc.*...........     2,448,737
  52,550      Xomed Surgical Products,
                Inc.*......................     2,558,528
                                             ------------
                                               11,903,934
                                             ------------

              Mining--0.9%
  40,300      Stillwater Mining Co.*.......     1,317,306
                                             ------------

              Miscellaneous--0.3%
  42,000      JLK Direct Distribution,
                Inc........................       391,125
                                             ------------

              Oil Field/Equipment & Services--1.2%
  47,100      Forest Oil Corp..............       591,694
  34,600      Nuevo Energy Co.*............       458,450
  48,200      Petroleum Geo-Services ASA
                (ADR)*.....................       716,975
                                             ------------
                                                1,767,119
                                             ------------

              Pollution Control Equipment &
                Services--0.4%
  24,800      Superior Services, Inc.*.....       661,850
                                             ------------

              Printing & Publishing--3.0%
  20,400      Big Flower Holdings, Inc.*...       650,250
 108,550      Valassis Communications,
                Inc.*......................     3,975,644
                                             ------------
                                                4,625,894
                                             ------------

              Retail Trade--4.4%
  41,200      American Eagle Outfitters,
                Inc.*......................     1,874,600
  39,600      Barnett, Inc.*...............       297,000
 103,600      Copart, Inc.*................     2,201,500
 110,900      Handleman Co.................     1,310,006
  14,800      Lithia Motors, Inc.*.........       303,400
  25,300      Sonic Automotive, Inc.*......       347,875
  11,100      Zale Corp.*..................       444,000
                                             ------------
                                                6,778,381
                                             ------------

              Software--6.6%
  30,000      Clarify, Inc.*...............     1,237,500
   7,300      Great Plains Software, Inc.*.       344,469
  15,200      HNC Software, Inc.*..........       468,350
 140,100      Hyperion Solutions Corp.*....     2,495,531
  35,500      InfoCure Corp.*..............     1,879,281

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       16

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Software--(cont'd)
    27,500      Mercury Interactive Corp.*...  $    972,812
     9,400      National Computer Systems,
                  Inc........................       317,250
     7,200      Transaction Systems
                  Architects, Inc.*..........       280,800
    40,500      Verity, Inc.*................     2,194,594
                                               ------------
                                                 10,190,587
                                               ------------

                Telecommunication--5.0%
    57,400      ANTEC Corp.*.................     1,840,388
    75,500      CommScope, Inc.*.............     2,321,625
   107,000      International Telecomm.
                  Systems, Inc.*.............     1,712,000
    51,200      Pinnacle Systems, Inc.*......     1,721,600
                                               ------------
                                                  7,595,613
                                               ------------

                Transportation--3.6%
   105,600      American Freightways
                  Corp.*.....................     2,065,800
    81,900      Coach USA, Inc.*.............     3,434,681
                                               ------------
                                                  5,500,481
                                               ------------
                Total common stocks
                  (cost $121,640,346)........   146,777,425
                                               ------------

                SHORT-TERM INVESTMENTS--1.9%

                Other
   954,000      Seven Seas Money Market Fund
                  4.68%**....................       954,483
 1,890,000      Seven Seas Series Government
                  Fund
                  4.57%**....................     1,890,143
                                               ------------
                Total short-term investments
                  (cost $2,844,626)..........     2,844,626
                                               ------------
                Total Investments--97.6%
                (cost $124,484,971; Note 4)..    149,622,051
                Other assets in excess of
                  liabilities--2.4%..........     3,711,885
                                               ------------
                Net Assets--100%.............  $153,333,936
                                               ------------
                                               ------------

------------------
 * Non-income producing.
** Rate represents yield at purchase date.
ADR--American Depository Receipt.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       17

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio
               Portfolio of Investments June
               30, 1999 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--98.1%
              Common Stocks--98.1%
              Aerospace--0.6%
  21,900      AAR Corp......................  $    496,856
   9,400      Aviation Sales Co.*...........       371,300
                                              ------------
                                                   868,156
                                              ------------

              Apparel & Textiles--1.9%
  57,100      Culp, Inc.....................       599,550
  44,900      Interface, Inc................       387,262
  21,700      Nautica Enterprises, Inc.*....       366,188
  48,200      Oakley, Inc.*.................       343,425
  51,000      Stride Rite Corp..............       525,937
  15,000      Unifi, Inc....................       318,750
                                              ------------
                                                 2,541,112
                                              ------------

              Auto Related--2.5%
  19,100      Borg-Warner Automotive, Inc...     1,050,500
  35,600      Budget Group, Inc.*...........       438,325
  29,800      Modine Manufacturing Co.......       970,362
  49,648      Myers Industries, Inc.........       992,960
                                              ------------
                                                 3,452,147
                                              ------------

              Automobiles--1.2%
  13,100      Dura Automotive Systems,
                Inc.*.......................       435,575
  49,700      Tower Automotive, Inc.*.......     1,264,244
                                              ------------
                                                 1,699,819
                                              ------------

              Banks--5.2%
  21,400      Bank United Corp..............       860,012
  17,000      First American Corp...........       706,563
  37,000      Firstmerit Corp...............     1,038,312
  29,213      HUBCO, Inc....................       894,648
  50,000      Independent Bank Corp. -
                Mass........................       787,500
  35,750      People's Bank.................     1,088,141
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
  25,700      Southwest Bancorporation of
                Texas, Inc.*...............  $    462,600
  31,400      Staten Island Bancorp, Inc...       565,200
  35,550      Susquehanna Bancshares, Inc..       628,791
                                             ------------
                                                7,031,767
                                             ------------

              Broadcasting--0.8%
  11,900      NTL, Inc.*...................     1,025,633
                                             ------------

              Building & Construction--2.9%
  47,300      Apogee Enterprises, Inc......       635,594
  26,000      Carlisle Co., Inc............     1,251,250
  16,400      Hughes Supply, Inc...........       486,875
  18,800      Jacobs Engineering Group,
                Inc.*......................       714,400
  16,500      Martin Marietta Materials,
                Inc........................       973,500
                                             ------------
                                                4,061,619
                                             ------------

              Business Services--0.9%
  55,900      Bowne & Co., Inc.............       726,700
  27,600      HA-LO Industries, Inc.*......       272,550
   9,200      Standard Register............       282,900
                                             ------------
                                                1,282,150
                                             ------------

              Chemicals--3.7%
  36,600      Cambrex Corp.................       960,750
  28,250      Ferro Corp...................       776,875
  12,800      Fuller (H.B.) Co.............       875,200
  61,600      Hanna (M.A.) Co..............     1,012,550
  57,662      RPM, Inc.....................       818,080
  37,400      Schulman (A.), Inc...........       642,812
                                             ------------
                                                5,086,267
                                             ------------

              Communication--0.6%
  72,200      Allen Telecom, Inc.*.........       776,150
                                             ------------

              Computers & Business Equipment--1.0%
  16,100      Data General Corp.*..........       234,456
  54,600      MTS Systems Corp.............       665,438
  61,500      Planar Systems, Inc.*........       476,625
                                             ------------
                                                1,376,519
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       18

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Construction & Mining Equipment--0.8%
  50,700      JLG Industries, Inc...........  $  1,033,013
                                              ------------

              Contruction Materials--0.4%
  15,500      Lone Star Industries, Inc.....       582,219
                                              ------------

              Diversified Industrials--2.8%
  46,100      Applied Power, Inc............     1,259,106
  25,200      Brady (W.H.) Co...............       819,000
  22,100      Standex International Corp....       604,988
  26,700      Teleflex, Inc.................     1,159,781
                                              ------------
                                                 3,842,875
                                              ------------

              Drugs & Healthcare--6.4%
  39,400      Apria Healthcare Group,
                Inc.*.......................       669,800
  25,500      Arrow International, Inc......       659,812
  14,800      Beckman Coulter, Inc..........       719,650
  66,500      Invacare Corp.................     1,778,875
  18,000      Jones Pharmaceutical, Inc.....       708,750
 100,800      Perrigo Co.*..................       768,600
  49,500      Sunrise Medical, Inc.*........       352,688
  23,600      Varian Medical Systems, Inc...       595,900
  21,100      Vital Signs, Inc..............       420,681
  50,500      West Pharmaceutical Services,
                Inc.........................     1,982,125
                                              ------------
                                                 8,656,881
                                              ------------

              Electric Utilities--1.2%
  20,900      Avista Corp...................       339,625
   8,000      Calpine Corp.*................       432,000
  23,000      Sierra Pacific Resources......       836,625
                                              ------------
                                                 1,608,250
                                              ------------

              Electrical Equipment--2.9%
  40,100      Anixter International, Inc.*..       731,825
  27,900      Belden, Inc...................       667,856
  20,800      Oak Industries, Inc.*.........       908,700
  29,200      Technitrol, Inc...............       941,700
  51,500      Woodhead Industries, Inc......       630,875
                                              ------------
                                                 3,880,956
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Electronics--9.7%
  29,800      Bell & Howell Co.*...........  $  1,126,812
  21,400      C&D Technologies.............       655,375
  39,800      Credence Systems Corp.*......     1,477,575
  27,700      Dallas Semiconductor Corp....     1,398,850
   6,300      DII Group, Inc...............       235,069
  18,000      Electro Scientific
                Industries, Inc.*..........       752,062
  11,200      Electronics for Imaging,
                Inc.*......................       575,400
  20,100      Harman International
                Industries, Inc............       884,400
  66,400      Kemet Corp.*.................     1,523,050
  15,200      Lam Research Corp.*..........       709,650
  64,450      Methode Eletronics, Inc......     1,474,294
  87,800      Pioneer Standard Electronics,
                Inc........................     1,053,600
  10,100      Rogers Corp.*................       304,869
  19,400      Tektronix, Inc...............       585,638
  37,300      Varian, Inc..................       503,550
                                             ------------
                                               13,260,194
                                             ------------

              Financial Services--0.2%
   6,000      Eaton Vance Corp.............       206,625
                                             ------------

              Food - Service/Lodging--0.9%
  31,700      Luby's Cafeterias, Inc.......       475,500
  64,000      Marcus Corp..................       788,000
                                             ------------
                                                1,263,500
                                             ------------

              Foods--3.4%
  28,800      American Italian Pasta Co.*..       874,800
  26,500      Aurora Foods, Inc.*..........       463,750
  26,500      International Multifoods
                Corp.......................       597,906
  24,150      Lancaster Colony Corp........       833,175
  16,100      Lance, Inc...................       251,563
  31,300      Ralcorp Holdings, Inc.*......       502,756
  53,200      Universal Foods Corp.........     1,123,850
                                             ------------
                                                4,647,800
                                             ------------

              Gas & Pipeline Utilities--2.3%
  20,600      Equitable Resources, Inc.....       777,650
  20,600      National Fuel Gas Co.........       999,100
  49,700      Wicor, Inc...................     1,388,494
                                             ------------
                                                3,165,244
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       19

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 1999 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Homebuilders--0.9%
  10,100      Kaufman & Broad Home Corp.....  $    251,237
  43,700      Toll Brothers, Inc.*..........       936,819
                                              ------------
                                                 1,188,056
                                              ------------
              Hospital Supplies & Services--0.5%
  49,600      Sierra Health Services, Inc.*..       716,100
                                              ------------

              Hotels & Restaurants--1.2%
  26,500      CKE Restaurants, Inc..........       430,625
  31,200      Lone Star Steakhouse & Saloon,
                Inc.*.......................       303,225
  46,300      Prime Hospitality Corp.*......       555,600
  32,800      Ryan's Family Steak Houses,
                Inc.*.......................       381,300
                                              ------------
                                                 1,670,750
                                              ------------

              Household Appliances & Home
                Furnishings--2.1%
  24,000      Bassett Furniture Industries,
                Inc.........................       549,000
  40,900      Chromcraft Revington, Inc.*...       590,494
  39,400      Furniture Brands
                International, Inc.*........     1,098,275
  22,100      Libbey, Inc...................       640,900
                                              ------------
                                                 2,878,669
                                              ------------
              Industrial & Machinery--6.2%
   4,300      Briggs & Stratton Corp........       248,325
  39,225      Crane Co......................     1,233,136
  36,000      Flowserve Corp................       681,750
  24,900      Graco, Inc....................       731,438
  35,700      Hussmann International, Inc...       591,281
  41,600      MagneTek, Inc.*...............       439,400
  63,809      Mark IV Industries, Inc.......     1,347,965
  22,500      OmniQuip International, Inc...       177,188
  21,400      Polaris Industries, Inc.......       930,900
  34,400      Regal-Beloit Corp.............       812,700
  22,100      Scotsman Industries, Inc......       476,531
  39,900      Watts Industries, Inc., Cl.A..       765,581
                                              ------------
                                                 8,436,195
                                              ------------

              Insurance--7.1%
  12,900      Arthur J. Gallagher & Co......       638,550
  15,800      Blanch (E.W.) Holdings, Inc...     1,077,363
  25,000      Brown & Brown, Inc............       950,000
  31,200      Enhance Financial Services
                Group, Inc..................       616,200
   7,600      Executive Risk, Inc...........       646,475
  31,490      Frontier Insurance Group,
                Inc.........................       484,159+
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
  41,200      HCC Insurance Holdings, Inc..  $    934,725
  29,000      HSB Group, Inc...............     1,194,437
  49,000      Horace Mann Educators Corp...     1,332,187
  33,200      Protective Life Corp.........     1,095,600
  14,772      Radian Group Holdings, Inc...       721,058
                                             ------------
                                                9,690,754
                                             ------------

              Manufacturing--1.8%
  58,000      Lydall, Inc.*................       667,000
  29,000      Roper Industries, Inc........       928,000
  22,300      Silicon Valley Group, Inc.*..       374,919
  11,000      The Dexter Corporation.......       448,937
                                             ------------
                                                2,418,856
                                             ------------

              Miscellaneous--1.7%
  36,800      Aptargroup, Inc..............     1,104,000
  23,665      Nielsen Media Research, Inc..       692,201
  45,900      Unisource Worldwide, Inc.....       553,669
                                             ------------
                                                2,348,870
                                             ------------

              Office Equipment--0.5%
  23,800      Hon Industries, Inc..........       694,663
                                             ------------

              Oil & Gas--2.2%
   3,700      CONSOL Energy, Inc...........        44,400
  22,700      Devon Energy Corp............       811,525
  79,200      Helmerich & Payne, Inc.......     1,885,950
  14,400      Pennzoil Quaker State Co.....       216,000
                                             ------------
                                                2,957,875
                                             ------------

              Oil & Gas - Production/Pipeline--1.4%
  31,900      Barrett Resources Corp.*.....     1,224,162
  98,400      Santa Fe Snyder Corp.........       750,300
                                             ------------
                                                1,974,462
                                             ------------

              Oil Field/Equipment & Services--1.1%
  41,500      Inacom Corp.*................       523,937
  19,500      Progress Software Corp.......       550,875
  22,100      Sequent Computer Systems,
                Inc.*......................       392,275
                                             ------------
                                                1,467,087
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       20

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Oil-Supplies & Construction--0.6%
  50,000      Newpark Resources, Inc.*......  $    443,750
  12,700      Tidewater, Inc................       387,350
                                              ------------
                                                   831,100
                                              ------------
              Paper & Paper Products--1.5%
  17,100      Chesapeake Corp...............       640,181
  77,700      Wausau Paper Co...............     1,398,600
                                              ------------
                                                 2,038,781
                                              ------------
              Petroleum Services--0.5%
  56,300      Varco International, Inc......       615,781
                                              ------------

              Printing & Publishing--3.4%
  36,350      American Business Products,
                Inc.........................       554,338
  75,450      Banta Corp....................     1,584,450
  36,400      Lee Enterprises, Inc..........     1,110,200
   9,300      Pulitzer, Inc.................       451,631
  29,000      Tetra Tech, Inc...............       478,500
  17,900      World Color Press, Inc.*......       492,250
                                              ------------
                                                 4,671,369
                                              ------------
              Professional Services--1.2%
  19,800      CDI Corp.*....................       674,438
  16,600      Keane, Inc.*..................       375,575
  29,050      Nichols Research Corp.*.......       635,469
                                              ------------
                                                 1,685,482
                                              ------------

              Railroads & Equipment--0.1%
   9,700      ABC Rail Products Corp.*......       198,850
                                              ------------
              Real Estate Investment Trust--3.7%
  52,400      Catellus Development Corp.*...       812,200
  17,500      Chateau Communities, Inc......       523,906
  30,000      FelCor Lodging Trust, Inc.....       622,500
  33,700      Glenborough Realty Trust,
                Inc.........................       589,750
  27,400      JDN Realty Corp...............       613,075
  22,200      Kilroy Realty Corp............       541,125
  28,600      Liberty Property Trust........       711,425
  18,100      Mack California Realty Corp...       559,969
                                              ------------
                                                 4,973,950
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Retail - Apparel--1.2%
  20,800      Lands End, Inc...............  $  1,008,800
   9,100      Talbots, Inc.................       346,938
  12,000      The Wet Seal, Inc., Cl.A*....       343,500
                                             ------------
                                                1,699,238
                                             ------------

              Retail Grocery--1.4%
  21,800      Great Atlantic & Pacific Tea
                Co., Inc...................       737,113
  59,100      Ruddick Corp.................     1,182,000
                                             ------------
                                                1,919,113
                                             ------------

              Retail Trade--0.7%
  10,200      Cole National Corp.*.........        80,962
  35,300      CompUSA, Inc.*...............       262,544
  57,200      Pier 1 Imports, Inc..........       643,500
                                             ------------
                                                  987,006
                                             ------------

              Savings And Loan--1.9%
  22,425      Astoria Financial Corp.......       985,299
  52,411      Sovereign Bancorp, Inc.......       635,483
  36,800      Webster Financial Corp.......       998,200
                                             ------------
                                                2,618,982
                                             ------------

              Toys & Amusements--0.6%
  31,600      Russ Berrie & Co., Inc.......       782,100
                                             ------------

              Trucking & Freight Forwarding--2.0%
  17,500      CNF Transportation, Inc......       671,562
  37,600      Pittston BAX Group...........       357,200
  24,500      Pittston Brink's Group.......       655,375
  49,000      Werner Enterprises, Inc......     1,016,750
                                             ------------
                                                2,700,887
                                             ------------
              Total common stocks
                (cost $111,513,420)........   133,514,872
                                             ------------

              Warrant*--0.0%
  33,900      Wilshire Technologies, Inc.
                Expiring 11/2/28 @ $0
                (cost $0)..................             0
                                             ------------
              Total long-term investments
                (cost $111,513,420)........   133,514,872
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       21

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 1999 (Unaudited)

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
              SHORT-TERM INVESTMENTS--2.4%

              Other--0.9%
$  1,196      Seven Seas Money Market Fund
                4.83%**
              (cost $1,196,164).............  $  1,196,164
                                              ------------

              U.S. Government Securities--1.5%
              United States Treasury Bills,
     610      4.18%, 8/5/99.................       606,991
     880      4.30%, 8/5/99.................       876,168
     510      4.34%, 8/5/99.................       507,848
                                              ------------
              Total U.S. government
                securities
                (cost $1,991,422)...........     1,991,007
                                              ------------
              Total short-term investments
                (cost $3,187,586)...........     3,187,171
                                              ------------
              Total Investments--100.5%
              (cost $114,701,006; Note 4)...   136,702,043
              Liabilities in excess of other
                assets--(0.5%)..............      (651,450)
                                              ------------
              Net Assets--100%..............  $136,050,593
                                              ------------
                                              ------------

---------------
 * Non-income producing security.
** Rate represents yield at purchase date.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       22

               International Equity Portfolio
               Portfolio of Investments June
               30, 1999 (Unaudited)

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
              LONG-TERM INVESTMENTS--92.6%

              Common Stocks--92.6%

              Australia--2.3%
 405,722      Broken Hill Proprietary Co.,
                Ltd.........................  $  4,693,544
 165,300      Westpac Banking Corp..........     1,070,861
                                              ------------
                                                 5,764,405
                                              ------------

              Denmark--0.5%
  20,070      Unidanmark Series A...........     1,335,737
                                              ------------

              Finland--0.9%
 163,200      Merita Ltd., Series A.........       926,973
  44,080      UPM Kymmene OYJ...............     1,263,229
                                              ------------
                                                 2,190,202
                                              ------------

              France--13.1%
  27,930      Alcatel.......................     3,930,060
  27,470      Axa SA........................     3,349,955
  52,060      Banque Nationale de Paris.....     4,336,218
  21,480      Cie de Saint Gobain...........     3,421,042
  36,200      Michelin, Series B............     1,480,357
  27,500      Elf Aquitaine SA..............     4,033,975
  68,877      Rhone-Poulenc SA, Series A....     3,146,093
  16,500      Suez Lyonnaise des Eaux.......     2,974,879
  70,101      Vivendi.......................     5,676,308
                                              ------------
                                                32,348,887
                                              ------------

              Germany--8.6%
   8,412      Allianz A.G...................     2,332,637
  32,483      DaimlerChrysler A.G...........     2,812,749
  23,032      Deutsche Telekom A.G..........       966,321
  75,200      Hoechst A.G...................     3,403,125
  61,180      Metro A.G.....................     3,796,659
  46,600      Siemens A.G...................     3,593,214
  85,600      Thyssen Krupp A.G.............     1,882,176
  42,400      Veba A.G......................     2,491,359
                                              ------------
                                                21,278,240
                                              ------------
                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
                Hong Kong--1.2%
    80,135      HSBC Holdings PLC...........  $ 2,922,976
                                              -----------

                Italy--4.0%
   537,900      Eni SpA.....................    3,210,522
   192,100      Sao Paolo Imi SpA...........    2,613,948
757,800...      Telecom Italia SpA..........    4,108,998
                                              -----------
                                                9,933,468
                                              -----------

                Japan--21.3%
   194,000      Asahi Breweries, Ltd........    2,415,177
   120,000      Canon, Inc..................    3,452,096
   150,000      Fuji Bank, Ltd..............    1,046,540
       351      Japan Tobacco, Inc..........    3,888,071
   110,000      Kao Corp....................    3,091,676
    17,800      Nintendo Co., Ltd...........    2,502,918
       260      Nippon Telegraph & Telephone
                  Corp......................    3,030,503
   715,000      Nissan Motor Co., Ltd.*.....    3,416,302
       400      NTT Mobile Communication
                  Network, Inc..............    5,369,926
    50,100      Orix Corp...................    4,472,844
    47,800      Promise Co., Ltd............    2,825,246
    90,000      Ricoh Corp., Ltd............    1,239,481
   101,000      Sankyo Co., Ltd.............    2,546,499
    36,300      Sony Corp...................    3,915,971
   840,000      Sumitomo Trust & Banking
                  Co., Ltd..................    4,041,333
    34,000      TDK Corp....................    3,111,350
   292,000      The Industrial Bank of
                  Japan, Ltd................    2,317,269
                                              -----------
                                               52,683,202
                                              -----------
                Malaysia--0.5%
   408,300      Genting Berhad..............    1,324,463
                                              -----------

                Netherlands--4.2%
    67,500      Heineken N.V................    3,454,766
    56,800      ING Groep N.V...............    3,073,995
    38,134      Philips Electronics N.V.....    3,760,044
                                              -----------
                                               10,288,805
                                              -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       23

               THE TARGET PORTFOLIO TRUST
               International Equity Portfolio
               (cont'd)
               Portfolio of Investments June
               30, 1999 (Unaudited)

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
              Singapore--1.6%
 157,000      Overseas Chinese Banking
                Corp., Ltd..................  $  1,309,871
 363,000      United Overseas Bank, Ltd.....     2,538,014
                                              ------------
                                                 3,847,885
                                              ------------

              Spain--5.1%
 184,400      Argentaria, Caja Postal y
                Banco Hipotecario de Espana,
                S.A.........................     4,191,458
 115,300      Endesa S.A....................     2,457,963
 124,458      Telefonica S.A................     6,008,175
                                              ------------
                                                12,657,596
                                              ------------
              Sweden--5.1%
  33,985      ABB AB, Series A*.............     3,182,716
 142,700      Electrolux AB, Series B.......     2,992,178
 205,900      Nordbanken Holding AB.........     1,205,469
 220,500      Svenska Handelsbanken AB,
                Series A....................     2,649,429
  92,800      Volvo AB, Series B............     2,694,687
                                              ------------
                                                12,724,479
                                              ------------
              Switzerland--3.6%
   1,141      Nestle S.A....................     2,055,136
     290      Roche Holdings A.G............     2,980,001
   1,450      The Swatch Group A.G..........       975,307
   4,920      Zurich Allied A.G.............     2,796,785
                                              ------------
                                                 8,807,229
                                              ------------
              United Kingdom--20.6%
 162,000      Allied Zurich PLC.............     2,036,437
  85,983      AstraZeneca Group PLC.........     3,352,618
 732,528      British Aerospace PLC.........     4,768,694
 317,500      British America Tobacco
                Industries PLC..............     2,995,250
  68,800      British Energy PLC............       591,031
 196,100      British Petroleum Co. PLC.....     3,511,406
 204,812      Cadbury Schweppes PLC.........     1,307,127
 301,599      Diageo PLC....................     3,168,511
 207,300      Granada Group PLC.............     3,839,391
                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
   232,800      Great Universal Stores PLC..  $ 2,596,179
   331,038      Imperial Chemical Industries
                  PLC.......................    3,269,069
   738,100      Invensys PLC................    3,490,291
   237,700      National Westminster Bank
                  PLC.......................    5,039,375
   242,239      Prudential Corp. PLC........    3,570,104
   375,000      Royal & Sun Alliance
                  Insurance Group PLC.......    3,360,369
   155,300      Smithkline Beecham PLC......    2,019,531
   225,892      Unilever PLC................    2,004,631
                                              -----------
                                               50,920,014
                                              -----------
                Total long-term investments
                  (cost US$179,152,930).....  229,027,588
                                              -----------
Principal
  Amount
  (000)         SHORT-TERM INVESTMENTS--7.1%
----------
                United States Treasury
                  Bills,
$       50      4.24%, 8/5/99...............       49,793
     4,770      4.30%, 8/5/99...............    4,750,252
     7,640      4.34%, 8/5/99...............    7,608,370
     1,290      4.465%, 8/5/99..............    1,284,659
     3,820      4.48%, 8/5/99...............    3,804,185
                                              -----------
                Total short-term investments
                  (cost US$17,495,378)......   17,497,259
                                              -----------
                Total Investments--99.7%
                (cost US$196,648,308; Note
                  4)........................  246,524,847
                Other assets in excess of
                  liabilities--0.3%.........      712,702
                                              -----------
                Net Assets--100%............  $247,237,549
                                              -----------
                                              -----------

------------------
* Non-income producing securities.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       24

The industry classification of portfolio holdings and other net assets shown as a percentage of net assets as of June 30, 1999 was as follows:

Banking..........................................   14.1%
Telecommunications...............................    7.9
U.S Government Securities........................    7.1
Insurance........................................    7.1
Pharmaceuticals..................................    4.4
Manufacturing....................................    4.2
Energy...........................................    4.2
Food & Beverage..................................    3.7
Automobiles......................................    3.6
Diversified Operations...........................    3.3
Retail...........................................    3.0
Chemicals........................................    2.6
Financial Services...............................    2.4
Office Equipment & Supplies......................    1.9
Natural Resources................................    1.9
Aerospace/Defense................................    1.9
Leasing..........................................    1.8
Tobacco..........................................    1.6
Oil & Gas-Domestic...............................    1.6
Diversified Industries...........................    1.6
Electronics......................................    1.5
Steel-Producers..................................    1.4
Intergrated Oil..................................    1.4
Electrical Equipment.............................    1.4
Oil & Gas Services...............................    1.3
Engineering & Equipment..........................    1.3
Computers........................................    1.3
Beverages........................................    1.3
Timber...........................................    1.2
Industrials......................................    1.2
Cosmetics/Toiletries.............................    1.2
Consumer Durable Goods...........................    1.2
Miscellaneous....................................    1.1
Software.........................................    1.0
Consumer Goods...................................    0.8
Leisure..........................................    0.5
Forest Products..................................    0.5
Electric Utilities...............................    0.2
                                                   -----
                                                    99.7
Other assets in excess of liabilities............    0.3
                                                   -----
                                                   100.0%
                                                   -----
                                                   -----

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       25

               THE TARGET PORTFOLIO TRUST
               International Bond Portfolio
               Portfolio of Investments June
               30, 1999 (Unaudited)

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                LONG-TERM INVESTMENTS--96.4%

                Australia--8.2%
                New South Wales Treasury
                  Corp.,
A$   2,000      8.00%, 12/1/01..............  $ 1,388,205
                Queensland Treasury Corp.,
     1,400      8.00%, 8/14/01..............      969,430
                                              -----------
                                                2,357,635
                                              -----------

                Canada--6.9%
                Canadian Gov't. Bonds,
C$     100      5.50%, 6/1/09...............       67,593
                Deutsche Fin(Neth),
     1,500      7.00%, 1/7/04...............    1,056,367
                Province of Ontario,
     1,150      8.00%, 3/11/03..............      839,644
                                              -----------
                                                1,963,604
                                              -----------

                Euro--37.6%
                Dutch Gov't. Bonds,
 EUR   400      8.75%, 9/15/01..............      458,316
       600      7.50%, 1/15/23..............      791,074
                Finnish Gov't. Bonds,
     1,000      9.50%, 3/15/04..............    1,267,327
                German Gov't. Bonds,
     2,050      5.75%, 8/22/00..............    2,177,697
       350      8.00%, 7/22/02..............      406,078
     1,700      5.00%, 2/3/05...............    1,814,657
       307      6.00%, 1/5/06...............      347,230
       511      6.00%, 7/4/07...............      579,772
       900      6.25%, 1/4/24...............    1,038,170
                Italian Gov't. Bonds,
       800      4.50%, 5/1/09...............      807,197
                Spanish Gov't. Bonds,
     1,000      5.15%, 7/30/09..............    1,057,652
                                              -----------
                                               10,745,170
                                              -----------
 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                Germany--9.8%
                Austrian Gov't. Bonds,
 DM  1,000      7.25%, 5/3/07...............  $   615,349
                Halifax PLC,
     2,000      5.625%, 7/23/07.............    1,111,581
                Nordic Invest. Bank,
     2,000      4.875%, 3/1/01..............    1,078,903
                                              -----------
                                                2,805,833
                                              -----------

                Japan--5.9%
                Italian Gov't. Bonds,
 Yt  90,000     3.75%, 6/8/05...............      844,796
                Kingdom of Spain,
    90,000      3.10%, 9/20/06..............      823,593
                                              -----------
                                                1,668,389
                                              -----------

                New Zealand--11.6%
                Int'l. Bank Recon. & Dev.,
NZ$  2,500      7.25%, 5/27/03..............    1,353,407
       750      5.375%, 11/6/03.............      378,424
                New Zealand Gov't. Bonds,
     1,250      8.00%, 11/15/06.............      718,067
     1,600      7.00%, 7/15/09..............      867,875
                                              -----------
                                                3,317,773
                                              -----------

                Sweden--7.6%
                Eksportfinans A/S,
 SEK 7,000      6.875%, 2/9/04..............      874,897
                Kingdom of Sweden,
     6,000      9.00%, 4/20/09..............      917,776
                Swedish Gov't. Bonds,
     2,000      6.00%, 2/9/05...............      250,583
                Toyota Motor Credit,
     1,000      7.50%, 8/6/01...............      124,585
                                              -----------
                                                2,167,841
                                              -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       26

               International Bond Portfolio
               (cont'd)
               Portfolio of Investments June
               30, 1999 (Unaudited)

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                United States--8.8%
                U. S. Treasury Notes,
US$    935      3.625%, 7/15/02.............  $   925,302
     1,049      3.375%, 1/15/07.............    1,005,738
       617      3.625%, 1/15/08.............      599,696
                                              -----------
                                                2,530,736
                                              -----------
                Total long-term investments
                  (cost US$28,585,858)......   27,556,981
                                              -----------

                SHORT-TERM INVESTMENTS--2.5%

                Japan--1.2%
 Yt  40,000     Japanese Gov't. Bonds,
                  6.70%, 6/20/00............      351,271
                                              -----------

                United States--1.3%
US$    372      State Street Bank & Trust
                  Co.,
                  5.00%, dated 6/30/99, due
                  7/1/99 in the amount of
                  $372,021 (cost $372,000;
                  collateralized by $300,000
                  U.S. Treasury Bonds,
                  8.50%, 2/15/20,
                  approximate value of
                  collateral including
                  accrued interest is
                  $381,697).................      372,000
                                              -----------
                Total short-term investments
                  (cost US$721,509).........      723,271
                                              -----------
                Total Investments--98.9%
                (cost US$29,307,367; Note
                  4)........................   28,280,252
                Other assets in excess of
                  liabilities--1.1%.........      325,983
                                              -----------
                Net Assets--100%............  $28,606,235
                                              -----------
                                              -----------

------------------
Portfolio securities are classified according to the securities currency denomination.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       27

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio
               Portfolio of Investments June
               30, 1999 (Unaudited)

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       LONG-TERM
                         INVESTMENTS--73.3%
                       Corporate Bonds--32.6%

                       Airlines--2.9%
                       Continental Airlines,
                         Inc.,
Ba2        $    600    9.50%, 12/15/01.........  $    633,000
                       United Airlines, Inc.,
Baa1          1,000    10.85%, 2/19/15.........     1,235,540
                                                 ------------
                                                    1,868,540
                                                 ------------

                       Banking--9.1%
                       Asian Development Bank,
AAAPoundPound      900 5.82%, 6/16/28..........       848,917
                       GS Escrow Corp.,
Ba1           1,300    6.75%, 8/1/01...........     1,284,702
                       Kansallis Osake Pankki,
                         (Finland),
A3              500    8.65%, 12/29/49.........       501,590
                       Korea Development Bank,
Ba2           2,000    9.60%, 12/1/00..........     2,067,140
                       MBNA Bank, Inc.,
Baa1            100 DD 5.58%, 8/7/01...........        99,258
Baa1          1,100 DD 6.06%, 12/10/02.........     1,077,553
                                                 ------------
                                                    5,879,160
                                                 ------------

                       Cable--1.1%
                       Tele-Communications,
                         Inc.,
A2              700 DD 5.82%, 3/12/01..........       699,142
                                                 ------------

                       Financial Services--13.1%
                       General Motors
                         Acceptance Corp.,
APoundPound      700 DD 5.25%, 4/5/04...........      698,532
A2            1,300 DD 5.25%, 4/5/04, MTN......     1,300,251
                       Goldman Sachs Group,
                         L.P.,
A1            1,000 DD 5.15%, 1/25/01..........       998,710
                       Heller Financial, Inc.,
A3            1,100 DD 5.26%, 4/28/03..........     1,103,938
                       Lehman Brothers
                         Holdings, Inc.,
Baa1          1,000 DD 5.90%, 4/1/02...........       999,929
Baa1          1,100 DD 6.21%, 9/3/02...........     1,100,119
                       Money Store Trust, Inc.,
Aaa             690    6.21%, 3/15/12..........       689,072
                       Orix Credit Alliance,
                         Inc.,
Baa2          1,300    6.79%, 4/16/01..........     1,302,444
                       PaineWebber Group, Inc.,
Baa1            250    6.75%, 2/1/06...........       243,508
                                                 ------------
                                                    8,436,503
                                                 ------------
           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       Health Care--0.7%
                       Columbia/HCA Healthcare
                         Corp.,
Ba2         $   450    6.88%, 7/15/01..........  $    436,779
                                                 ------------

                       Industrials--1.8%
                       Westpoint Stevens, Inc.,
BB*           1,200    7.88%, 6/15/05..........     1,173,000
                                                 ------------

                       Oil & Gas Exploration Production--0.8%
                       R&B Falcon Corp.,
Ba3             600    6.50%, 4/15/03..........       510,000
                                                 ------------

                       Recreation--1.5%
                       Green Tree Recreational
                         Equipment
AAAPoundPound      964 6.55%, 7/15/28..........       972,930
                                                 ------------

                       Utilities--1.6%
                       Niagara Mohawk Power
                         Corp.,
Baa3          1,000    6.88%, 3/1/01...........     1,006,720
                                                 ------------
                       Total corporate bonds
                         (cost $21,102,160)....    20,982,774
                                                 ------------

                       U.S. Government Agency Mortgage
                         Backed Securities--18.4%
                       Federal Home Loan Mortgage Corp.,
              1,000DD  4.71%, 5/18/00..........       999,820
                       6.00%, 5/15/28 -
              1,000      7/1/28................       893,750
                       6.50%, 9/15/18 - 12/15/21,
              1,026      (I/O)     118,709
                       7.50%, 9/1/16 -
              2,419      10/1/27...............     2,456,835
                621    7.80%, 1/1/24...........       641,046
                 15    9.25%, 1/1/10...........        16,120
                       Federal National Mortgage Assn.,
                990    6.14%, 5/1/36...........       972,045
              1,239DD  7.08%, 1/1/20...........     1,274,190
                       Government National Mortgage Assn.,
                987    6.50%, 7/20/27..........       997,077
                       6.88%, 2/20/17 -
              1,742      2/20/26...............     1,764,686
                       7.00%, 7/20/22 -
              1,161      9/20/25...............     1,174,780
                321    7.38%, 6/20/23..........       323,895
                       7.50%, 2/15/27 -
                111      1/15/28...............       112,492
                       Resolution Trust Corp.,
                 50    9.25%, 6/25/23..........        49,635
                                                 ------------
                       Total U.S. Government
                         agency
                         mortgage backed
                         securities
                         (cost $11,849,257)....    11,795,080
                                                 ------------

                       Foreign Corporate Bonds--2.1%
                       Hellenic Finance,
Baa1            700    2.00%, 7/15/03..........       714,171

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       28

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       Foreign Corporate Bonds--(cont'd)
                       Petroleos Mexicanos,
Ba2        $    700 DD 9.02%, 7/15/05, MTN.....  $    654,500
                                                 ------------
                       Total foreign corporate
                         bonds
                         (cost $1,375,505).....     1,368,671
                                                 ------------

                       Collateralized Mortgage
                         Obligations--11.4%
                       Allied Capital
                         Commercial
                         Mortgage Trust,
AAA*          1,125    6.31%, 9/25/03..........     1,117,925
                       American Housing Trust
                         1,
                         Senior Mortgage Pass
                         Through Certificate,
                         Series 1-5 Class A,
Aaa              15    8.63%, 8/25/18..........        14,907
                       Champion Home Loan
                         Equity,
                         Series 1995, Class
                         A2-3,
Aaa             560    8.57%, 2/25/28..........       571,246
                       Countrywide
                         Collateralized
                         Mortgage Obligation,
Aa1              60    8.14%, 11/25/24.........        60,202
                       GMAC Commercial Mortgage
                         Security, Inc.,
Aaa           1,242    6.15%, 5/15/35..........     1,212,733
Aa2             677    6.81%, 4/15/08..........       679,366
Baa2            500    7.15%, 3/15/11..........       478,068
                       Headlands Mortgage
                         Security Inc.,
                         Mortgage Certificate,
                         Series 1998-2, Class
                         A1
AAA*          3,274    6.75%, 12/25/28.........     3,186,124
                                                 ------------
                       Total collateralized
                         mortgage obligations
                         (cost $7,449,395).....     7,320,571
                                                 ------------

                       U.S. Government Securities--6.7%
                       United States Treasury
                         Notes,
              3,424 DD 3.63%, 7/15/02 (TIPS)...     3,387,702
                608    3.88%, 1/15/09..........       600,680
                300    5.50%, 5/31/03..........       297,702
                                                 ------------
                       Total U.S. government
                         securities
                         (cost $4,292,361).....     4,286,084
                                                 ------------

                       Foreign Government Bonds--2.1%
                       Republic of Argentina,
Ba3          90,000    5.50%, 3/27/01..........       730,153
                       United Mexican States,
NR              600 DD 8.75%, 4/7/04...........       601,500
                                                 ------------
                       Total foreign government securities
                       (cost $1,327,526).......     1,331,653
                                                 ------------
                       Total long-term
                         investments
                         (cost $47,396,204)....    47,084,833
                                                 ------------
           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       SHORT-TERM
                         INVESTMENTS--50.6%

                       Corporate Bonds--23.0%

                       Banking--4.5%
                       Capital One Bank,
Baa3        $ 1,200    6.83%, 8/16/99..........  $  1,201,188
Baa3          1,100    7.20%, 7/19/99..........     1,100,781
                       Export Import Bank
                         Korea,
BBB-*           600    6.50%, 10/6/99..........       600,512
                                                 ------------
                                                    2,902,481
                                                 ------------

                       Cable--0.2%
                       Tele-Communications,
                         Inc.,
A2              100DD  5.99%, 2/2/00...........        99,885
                                                 ------------

                       Electrical Equipment--2.0%
                       Emerson Electric Co.,
A1            1,300    4.95%, 7/12/99..........     1,298,034
                                                 ------------

                       Entertainment-->1.8%
                       Six Flags Enertainment
                         Corp.,
Baa2          1,200    Zero Coupon, 12/15/99...     1,169,208
                                                 ------------

                       Financial Services--6.6%
                       Ford Motor Credit Co.,
A-1*            700    4.79%, 7/27/99..........       697,306
                       KFW International
                         Finance Inc.,
A1            2,300    5.05%, 7/8/99...........     2,297,742
                       US West Capital Funding,
                         Inc.,
A2            1,300    5.96%, 3/24/00..........     1,242,581
                                                 ------------
                                                    4,237,629
                                                 ------------

                       Foods--1.7%
                       Kellogg Co.,
A1            1,100    5.00%, 7/19/99..........     1,097,250
                                                 ------------

                       Industrials--1.7%
                       Williams Cos., Inc.,
BBB-*         1,100DD  5.50%, 1/30/00..........     1,100,660
                                                 ------------

                       Railroads--1.9%
                       Union Pacific Railroad
                         Corp,.
NR            1,200DD  5.95%, 5/22/00..........     1,198,125
                                                 ------------

                       Telecommunication Services--2.1%
                       AT&T Company Discount,
A1              100    4.95%, 7/7/99...........        99,917
                       MCI Worldcom, Inc.,
A2            1,300    5.36%, 1/27/00..........     1,256,289
                                                 ------------
                                                    1,356,206
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       29

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio
               (cont'd)
               Portfolio of Investments June
               30, 1999 (Unaudited)

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       Utilities--0.5%
                       Texas Utilities Co.,
A2         $    300    5.24%, 1/21/00..........  $    290,235
                                                 ------------
                       Total corporate bonds
                         (cost $14,751,123)....    14,749,713
                                                 ------------

                       U.S. Government Agency Mortgage Backed
                         Securities--26.1%
                       Federal Home Loan Mortgage Corp.,
                900    5.50%, 12/31/99.........       821,250
              6,300    6.00%, 12/31/99.........     5,924,961
              2,500    7.50%, 12/31/99.........     2,523,450
                       Federal National Mortgage Assn.,
              2,300    5.50%, 12/31/99.........     2,097,312
                       Government National Mortgage Assn.,
              4,950    6.50%, 12/31/99.........     4,752,792
                700    7.50%, 12/31/99.........       706,566
                                                 ------------
                       Total U.S. government
                         agency mortgage backed
                         securities
                         (cost $16,956,284)....    16,826,331
                                                 ------------

                       U.S. Government Securities--0.6%
                       United States Treasury
                         Bills,
                 35    4.40%, 9/16/99..........        34,657
                 10    4.43%, 9/16/99..........         9,902
                 25 D  4.47%, 9/16/99..........        24,755
                 10 D  4.50%, 9/16/99..........         9,902
                150    4.54%, 9/16/99..........       148,531
                125    4.55%, 9/16/99..........       123,775
                 20    4.63%, 9/16/99..........        19,804
                                                 ------------
                       Total U.S. government securities
                       (cost $371,370).........       371,326
                                                 ------------

                       Repurchase Agreement--0.9%

                597    State Street Bank &
                         Trust Co., 2.00%,
                         dated 6/30/99 due
                         7/1/99 in the amount
                         of $597,033 (cost
                         $597,000,
                         collateralized by
                         $470,000 U.S. Treasury
                         Notes, 8.875%,
                         2/15/19, value of
                         collateral including
                         accrued interest is
                         $615,099).............       597,000
                                                 ------------
                       Total short-term
                         investments
                         (cost $32,675,777)....    32,544,370
                                                 ------------

                       Total Investments, Before Outstanding
                         Options Written--123.9%
                       (cost $80,071,981; Note
                         4)....................    79,629,203
                                                 ------------

                                               VALUE
         CONTRACTS        DESCRIPTION         (NOTE 1)
                     OUTSTANDING CALL OPTIONS
                       WRITTEN*
               10    United States
                       Treasury Bond
                       Futures, 8.00%,
                       9/21/99
                     expiring 8/20/99
                       @$122.00...........  $     (1,094)
               11    United States
                       Treasury Bond
                       Futures, 8.00%,
                       9/21/99
                     expiring 8/20/99
                       @$124.00...........          (344)
                5    United States
                       Treasury Bond
                       Futures, 8.00%,
                       9/21/99
                     expiring 8/20/99
                       @$120.00...........        (1,406)

                     OUTSTANDING PUT OPTIONS
                       WRITTEN*
               30    United States
                       Treasury Bond
                       Futures, 8.00%,
                       9/21/99
                     expiring 8/20/99
                       @$114.00...........       (22,500)
                9    United States
                       Treasury Bond
                       Futures, 8.00%,
                       9/21/99
                     expiring 8/20/99
                       @$110.00...........        (1,406)
               20    United States
                       Treasury Bond
                       Futures, 8.00%,
                       9/21/99
                     expiring 8/20/99
                       @$112.00...........        (6,875)
                                            ------------
                     Total outstanding
                       options
                       written
                       (premium received
                       $42,512)...........       (33,625)
                                            ------------

                     Total Investments, Net of
                       Outstanding
                       Options Written--123.9%
                     (cost $80,029,469)...    79,595,578
                     Liabilities in excess
                       of
                       other
                       assets--(23.9%)....   (15,334,254)
                                            ------------
                     Net Assets--100%.....  $ 64,261,324
                                            ------------
                                            ------------

---------------
          D Pledged as initial margin on financial futures
            contracts.
         DD Rate shown reflects current rate on variable rate
            instrument.
          * Non-income producing security.
 PoundPound Standard & Poor's Rating.
(I/O)--Interest only.
(TIPS)--Treasury inflation protection securities.
MTN--Medium Term Notes.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       30

               Intermediate-Term Bond
               Portfolio
               Portfolio of Investments June
               30, 1999 (Unaudited)

         PRINCIPAL
MOODY'S   AMOUNT                                   VALUE
 RATING    (000)            DESCRIPTION           (NOTE 1)
                     LONG-TERM
                       INVESTMENTS--82.2%

                     Corporate Bonds--32.5%
                     Airlines--1.7%
                     United Airlines, Inc.,
Baa1    $  1,500     10.85%, 2/19/15.......... $  1,853,310
                                               ------------
                     Banking--7.3%
                     GS Escrow Corp.,
Ba1          400     6.75%, 8/1/03............      392,962
Ba1          600     6.75%, 8/1/01............      592,939
                     Korea Development Bank,
Ba2        2,000     7.125%, 9/17/01..........    2,005,278
                     Kpnqwest NV,
Ba1        1,500     8.125%, 6/1/09...........    1,470,000
                     MBNA America Bank
Baa1       2,000 DD  6.06%, 12/10/02..........    1,959,188
                     Sumitomo Trust & Banking
                       Co., Ltd.,
Baa2       1,500     9.40%, 12/29/49..........    1,450,070
                                               ------------
                                                  7,870,438
                                               ------------

                     Cable--0.4%
                     TCI Communications, Inc.,
A2           400 DD  5.82%, 3/12/01...........      399,510
                                               ------------

                     Financial Services--12.7%
                     General Motors Acceptance
                       Corp.,
APoundPound    2,100 DD 5.25%, 4/5/04............    2,095,596
                     Goldman Sachs Group,
                       L.P.,
A1         1,900 DD  5.15%, 1/25/01...........    1,897,549
                     Heller Financial Inc.,
A3         1,900 DD  5.255%, 4/28/03..........    1,906,802
                     Lehman Brothers Holdings
                       Inc.,
Baa1       2,000 DD  5.90%, 4/1/02............    1,999,858
           1,500 DD  6.21%, 9/3/02............    1,500,162
                     Orix Credit Alliance
                       Inc.,
Baa2       2,100     6.79%, 4/16/01...........    2,103,948

         PRINCIPAL
MOODY'S   AMOUNT                                   VALUE
 RATING    (000)            DESCRIPTION           (NOTE 1)
                     PaineWebber Group, Inc.,
Baa1     $  2,000 DD 5.82%, 11/27/00..........  $  2,003,840
                     Resolution Trust Corp.,
                       Series 1992-C7, Class
                       C,
Baa2          100    9.25%, 6/25/23...........        99,269
                                                ------------
                                                  13,607,024
                                                ------------

                     Health Care Services--0.3%
                     Columbia/HCA Healthcare
                       Corp.,
Ba2           300    6.91%, 6/15/05...........       273,594
                                                ------------

                     Industrials--1.6%
                     Westpoint Stevens Inc.,
BBPoundPound    1,800 7.88%, 6/15/05...........    1,759,500
                                                ------------

                     Oil & Gas Exploration Production--1.5%
                     Occidental Petroleum
                       Corp.,
Baa3        1,600    6.40%, 4/1/03............     1,564,800
                                                ------------

                     Technology--0.2%
                     International Game
                       Technology,
Ba1           200    7.88%, 5/15/04...........       196,000
                                                ------------

                     Telecommunications--0.3%
                     Cox Communications, Inc.,
Baa2          300    6.15%, 8/1/03............       294,573
                                                ------------

                     Utilities--6.5%
                     Niagara Mohawk Power Corp.,
Baa3        2,000    6.88%, 3/1/01............     2,013,440
                     Texas Utilities Co.,
Baa3        3,000    5.94%, 10/15/01..........     2,968,830
Baa3        2,000    6.50%, 8/16/02...........     1,999,856
                                                ------------
                                                   6,982,126
                                                ------------
                     Total corporate bonds
                       (cost $35,001,760).....    34,800,875
                                                ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       31

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 1999 (Unaudited)

         PRINCIPAL
MOODY'S   AMOUNT                                   VALUE
 RATING    (000)            DESCRIPTION           (NOTE 1)
                     U.S. Government Agency
                       Mortgage Backed Securities--31.4%
                     Federal Home Loan
                       Mortgage Corp.,
        $  4,400     5.50%, 12/31/99.......... $  3,972,375
                     6.00%, 4/1/24 -
           7,440       12/31/99...............    7,006,289
                     6.50%, 9/15/18 -
           1,700       12/15/21...............      197,088
                     7.50%, 4/1/25 -
           4,675       12/31/99...............    4,760,991
              78     9.25%, 1/1/10............       81,407
                     Federal National Mortgage
                       Assn.,
             389     6.00%, 12/25/08..........      387,881
             146     6.199%, 12/1/30..........      143,383
           2,061     6.50%, 9/1/05............    2,066,376
             566     7.00%, 8/1/24............      561,421
             931     7.758%, 7/1/25...........      958,456
                     Government National
                       Mortgage Assn.,
           5,300     6.50%, 12/31/99..........    5,088,848
                     6.875%, 1/20/24 -
           1,669       2/20/26................    1,690,817
             780     7.00%, 10/20/24..........      792,490
                     7.375%, 5/20/23 -
           1,658       6/20/23................    1,669,663
           2,446     8.50%, 3/20/25...........    2,541,867
                     Student Loan Marketing
                       Assn., Student Loan
                       Trust
           1,700 DD  5.54%, 4/25/07...........    1,697,522
                                               ------------
                     Total U.S. Government
                       agency mortgaged backed
                       securities
                       (cost $33,777,505).....   33,616,874
                                               ------------

                     Foreign Corporate Bonds--2.0%
                     Hellenic Finance S.C.A.,
Baa1       1,200     2.00%, 7/15/03...........    1,224,293
                     Petroleos Mexicanos,
Ba2        1,000 DD  9.03%, 7/15/05...........      935,000
                                               ------------
                     Total foreign corporate
                       bonds
                       (cost $2,175,757)......    2,159,293
                                               ------------
                     Collateralized Mortgage
                       Obligations--8.2%
                     Champion Home Loan
                       Equity,
NR           840     8.57%, 2/25/28...........      856,869

         PRINCIPAL
MOODY'S   AMOUNT                                   VALUE
 RATING    (000)            DESCRIPTION           (NOTE 1)
                     Countrywide
                       Collateralized
                       Mortgage Obligation,
Aa1      $     60 DD 8.14%, 11/25/24..........  $     60,202
                     EQCC Home Equity Loan
                       Trust,
                       Series 1999-1, Class
                       A2F,
Aaa         3,000    5.77%, 3/20/29...........     2,960,156
                     Residential Accredit Loans Inc.,
                       Series 1997, Qs5, Class A9,
AAAPoundPound    3,000 7.25%, 6/25/27...........    2,972,415
                     Residential Asset Securities Corp.,
                       Series 1996, Ks4, Class A2,
Aaa           550    5.96%, 10/25/27..........       539,781
                     Southern Pacific Secured
                       Assets Corp.,
            1,400 DD 5.39%, 6/25/28...........     1,394,290
                                                ------------
                     Total collateralized
                       mortgage
                       obligations
                       (cost $8,916,403)......     8,783,713
                                                ------------

                     Foreign Government Obligations--2.3%
                     Republic of Argentina,
Ba3         1,223      5.50%, 3/27/01.........     1,216,922
                     United Mexican States,
NR          1,200 DD   8.75%, 4/7/04..........     1,203,000
                                                ------------
                     Total foreign
                       government obligations
                       (cost $2,410,377)......     2,419,922
                                                ------------

                     U.S. Government Securities--5.7%
                     United States Treasury
                       Notes,
            5,500    3.66%, 7/15/02 (TIPS)....     5,441,040
              400    5.50%, 5/31/03...........       396,936
              300    5.75%, 11/30/02..........       300,609
                                                ------------
                     Total U.S. Government
                       Securities
                       (cost $6,136,639)......     6,138,585
                                                ------------
                     Total long-term
                       investments
                       (cost $88,418,441).....    87,919,262
                                                ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       32

         PRINCIPAL
MOODY'S   AMOUNT                                   VALUE
 RATING    (000)            DESCRIPTION           (NOTE 1)
                     SHORT-TERM
                       INVESTMENTS--34.2%
                     Corporate Bonds--26.9%

                     Banking--0.9%
                     MBNA America Bank,
Baa1    $  1,000 DD  5.54%, 4/13/00........... $    999,390
                                               ------------

                     Electrical Equipment--4.4%
                     Emerson Electric Co.,
A1         1,000     4.93%, 7/8/99............      999,041
A1         3,700     4.95%, 7/12/99...........    3,694,404
                                               ------------
                                                  4,693,445
                                               ------------
                     Financial Services--7.7%
                     Banco Latinoamericano,
NR         1,800     6.31%, 4/10/00...........    1,798,056
                     Capital One Bank
Baa3       1,900     7.20%, 7/19/99...........    1,901,349
                     KFW International Finance
                       Inc.,
A1         3,900     5.05%, 7/8/99............    3,896,170
                     US West Capital Funding
                       Inc.,
A2           700     5.96%, 3/24/00...........      669,082
                                               ------------
                                                  8,264,657
                                               ------------
                     Foods--2.0%
                     Kellogg Co.,
A1         2,100     4.95%, 7/8/99............    2,097,979
                                               ------------

                     Industrials--5.4%
                     TCI Communications, Inc.,
A2         1,800     6.46%, 3/6/00............    1,809,108
                     Union Pacific Corp.,
NR         2,000     5.9453%, 5/22/00.........    1,996,875
                     Williams Companies, Inc.,
BBB-PoundPound       2,000 5.50%, 1/30/00.....    2,001,200
                                               ------------
                                                  5,807,183
                                               ------------
         PRINCIPAL
MOODY'S   AMOUNT                                   VALUE
 RATING    (000)            DESCRIPTION           (NOTE 1)
                     Telecommunication Services--2.0%
                     MCI Worldcom Inc.,
A2       $  2,200    5.36%, 1/27/00...........  $  2,126,027
                                                ------------

                     Utilities--4.5%
                     Florida Power Corp.,
A1          1,900    4.94%, 7/6/99............     1,898,696
                     Long Island Lighting Co.,
Baa3        1,535    7.30%, 7/15/99...........     1,535,906
                     National Rural Utilities
                       Cooperative Finance
                       Corp.,
A1            700    4.77%, 7/27/99...........       695,939
A1            200    4.79%, 7/26/99...........       199,297
                     Texas Utilities Co.,
A2            500    5.24%, 1/21/00...........       483,725
                                                ------------
                                                   4,813,563
                                                ------------
                     Total corporate bonds
                       (cost $28,814,324).....    28,802,244
                                                ------------

                     Corporate Notes--2.6%
                     American Information
                       Technologies Corp.,
A1            400    4.98%, 7/20/99...........       398,949
                     Coca Cola Co.,
A1            600    4.84%, 7/15/99...........       598,871
                     General Electric Capital
                       Corp.,
PRIM1       1,800    4.85%, 7/28/99...........     1,789,743
                                                ------------
                     Total corporate notes
                       (cost $2,791,272)......     2,787,563
                                                ------------

                     Foreign Government Obligations--1.0%
                     Republic of Korea,
NR          1,000    8.19%, 4/8/00............     1,003,750
                                                ------------

                     U.S. Government Agency Mortgage Backed
                       Securities--1.9%
                     Federal Home Loan
                       Mortgage Corp.,
            2,000    4.71%, 5/18/00...........     1,999,640
                                                ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       33

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 1999 (Unaudited)

         PRINCIPAL
          AMOUNT                                 VALUE
           (000)           DESCRIPTION          (NOTE 1)
                     U.S. Government Securities--0.5%
                     United States Treasury
                       Bills,
         $     55 DD 4.47%, 9/16/99.........  $     54,461
               10 DD 4.50%, 9/16/99.........         9,902
              170    4.54%, 9/16/99.........       168,335
              260    4.55%, 9/16/99.........       257,453
               40    4.63%, 9/16/99.........        39,608
                                              ------------
                     Total U.S. Government Securities
                     (cost $529,801)........       529,759
                                              ------------

                     Repurchase Agreement--1.3%
                     State Street Bank &
                       Trust Co.,
                       3.25%, dated 6/30/99
                       due 7/1/99 in the
                       amount of $1,414,128
                       (cost $1,414,000,
                       collateralized by
                       $1,105,000 U.S. Trea-
                       sury Bill, 8.875%,
                       2/15/19, value of
                       collateral including
                       accrued interest is
            1,414      $1,446,138)..........     1,414,000
                                              ------------
                     Total short-term
                       investments
                       (cost $36,545,674)...    36,536,956
                                              ------------

                     Total Investments, Before Outstanding
                       Options Written--116.4%
                     (cost $124,964,115;
                       Note 4)..............   124,456,218
                                              ------------

                     OUTSTANDING CALL OPTIONS
                       WRITTEN*
                8    United States Treasury
                       Bond
                       Futures, 8.00%,
                       9/21/99
                       expiring 8/20/99
                       @$120.00.............        (2,250)
               16    United States Treasury
                       Bond
                       Futures, 8.00%,
                       9/21/99
                       expiring 8/20/99
                       @$122.00.............        (1,750)
         PRINCIPAL
          AMOUNT                                 VALUE
           (000)           DESCRIPTION          (NOTE 1)
         $     18    United States Treasury
                       Bond
                       Futures, 8.00%,
                       9/21/99
                       expiring 8/20/99
                       @$124.00.............  $       (563)

                     OUTSTANDING PUT OPTIONS
                       WRITTEN*--(0.1)%
               17    United States Treasury
                       Bond
                       Futures, 8.00%,
                       9/21/99 expiring
                       8/20/99 @$110.00.....        (2,656)
               33    United States Treasury
                       Bond
                       Futures, 8.00%,
                       9/21/99 expiring
                       8/20/99 @$112.00.....       (11,344)
               51    United States Treasury
                       Bond
                       Futures, 8.00%,
                       9/21/99 expiring
                       8/20/99 @$114.00.....       (38,250)
                                              ------------
                     Total outstanding
                       options written
                       (premium received
                       $71,795).............       (56,813)
                                              ------------

                     Total Investments, Net of Outstanding
                       Options Written--116.3%
                     (cost $124,892,320)....   124,399,405
                     Liabilities in excess
                       of other
                       assets--(16.3%)......   (17,469,462)
                                              ------------
                     Net Assets--100%.......  $106,929,943
                                              ------------
                                              ------------

---------------
 D Pledged as initial margin on financial futures contracts.
DD Rate shown reflects current rate on variable rate instrument.
 * Non-income producing securities.
PoundPound Standard & Poor's Rating.
(TIPS)--Treasury inflation protection securities.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       34

               Mortgage Backed Securities
               Portfolio
               Portfolio of Investments June
               30, 1999 (Unaudited)

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION             (NOTE 1)
                LONG-TERM INVESTMENTS--97.9%

                Collateralized Mortgage Obligation--30.3%
                Chase Commercial Mortgage
                  Securities Corp.,
$    1,000      7.37%, 2/19/07..............  $ 1,022,165
                Federal Home Loan Mortgage
                  Corp.,
       221      5.50%, 8/15/21, PAC.........      212,228
       240      5.80%, 8/15/19, PAC.........      239,933
       100      5.95%, 6/15/19, PAC.........       99,406
     3,334      6.00%, 5/15/08 - 5/15/23....    3,218,036
     1,560      6.50%, 8/15/06 - 11/15/22,
                  PAC.......................    1,526,504
       359      7.00%, 3/15/23, PAC.........      356,979
       195      7.25%, 1/15/07, PAC.........      196,897
     3,703      7.50%, 6/15/22, PAC I/O.....      360,518
     1,732      8.00%, 8/15/04 - 7/15/21....    1,778,424
       707      9.00%, 7/01/08 - 10/15/20...      742,184
                Federal National Mortgage
                  Assn.,
     1,276      5.00%, 3/25/21, PAC.........    1,204,047
       714      5.941%, 1/25/09.............      713,718
     1,730      6.00%, 4/25/08 - 10/25/22...    1,664,700
       800      6.25%, 1/25/09..............      785,248
       913      6.50%, 2/25/06 - 12/25/23,
                  PAC.......................      887,463
     2,041      7.00%, 9/25/19 - 9/25/20,
                  PAC I/O...................      403,761
       801      7.385%, 3/25/21.............      812,961
       747      7.50%, 5/25/07 - 7/25/22....      757,230
       714      8.00%, 8/25/06 - 5/25/24....      742,199
       698      8.50%, 7/25/18 - 6/25/21....      725,004
                First Boston Mortgage
                  Securities,
     1,262      Zero Coupon, 4/25/17, P/O...      639,576
       828      6.96%, 6/20/29..............      835,726
                First Union-Lehman Brothers
                  Commerical Mortgage,
     1,000      6.60%, 5/18/07..............      992,812
                Salomon Brothers Mortgage
                  Securities,
       275      6.00%, 12/26/11.............      274,237
                                              -----------
                Total collateralized mortgage obligations
                (cost $20,777,530)..........   21,191,956
                                              -----------
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION             (NOTE 1)
               U.S. Government Agency Mortgage
                 Pass-Through Obligations--65.6%
               Federal Home Loan Mortgage
                 Corp.,
$     306      6.00%, 5/01/11...............  $    296,360
      298      6.50%, 2/01/04...............       297,521
       12      7.25%, 7/01/06...............        11,895
      113      7.50%, 3/01/08...............       114,233
       63      8.25%, 12/01/05 - 5/01/08....        65,108
      243      8.50%, 6/01/03 - 7/01/21.....       254,314
      119      8.75%, 12/01/08..............       124,199
      321      9.00%, 1/01/02 - 10/01/05....       336,835
       23      10.00%, 1/01/04..............        23,584
       48      10.50%, 11/01/19.............        51,404
       43      11.50%, 3/01/16..............        46,915
       19      12.75%, 11/01/13.............        20,551
       25      13.25%, 5/01/13..............        27,393
        5      14.00%, 6/01/11..............         5,501
               Federal National Mortgage
                 Assn.,
      918      6.00%, 5/25/10 - 8/01/11.....       889,663
       89      6.18%, 7/01/08...............        86,355
       49      6.295%, 6/01/08..............        48,316
       79      6.30%, 1/01/08...............        77,104
       73      6.34%, 1/01/08...............        71,989
       53      6.39%, 1/01/06...............        52,716
       79      6.43%, 1/01/08...............        77,707
      498      6.447%, 1/01/08..............       491,050
      974      6.50%, 5/01/13 - 7/01/13.....       959,249
      649      6.55%, 9/01/07...............       644,814
       54      6.812%, 10/01/07.............        54,759
      592      6.981%, 6/01/07..............       600,432
    1,996      7.00%, 3/01/29 - 4/01/29.....     1,978,964
      315      7.024%, 6/01/07..............       322,829
      613      7.04%, 3/01/07...............       628,163
       64      7.28%, 10/01/06..............        65,932
      285      7.50%, 2/01/20...............       289,459
      123      7.75%, 10/01/19..............       126,431
      845      8.00%, 3/01/07 - 12/01/22....       871,030
    1,220      8.50%, 1/01/07 - 6/01/10.....     1,265,027
      175      9.75%, 8/01/10 - 11/01/16....       185,701

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       35

               THE TARGET PORTFOLIO TRUST
               Mortgage Backed Securities
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 1999 (Unaudited)

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION             (NOTE 1)
                U.S. Government Agency Mortgage
                  Pass-Through Obligations (cont'd.)
                Government National Mortgage
                  Assn.,
$    3,534      6.50%, 5/15/23 - 10/15/28...  $ 3,404,498
    11,315      7.00%, 7/15/16 - 6/15/29....   11,172,321
    12,845      7.50%, 3/15/07 - 1/15/28....   12,987,591
     1,916      8.00%, 1/15/08 - 5/15/17....    1,979,607
       768      8.25%, 6/20/17 - 7/20/17....      790,284
       210      8.50%, 3/15/05 - 4/20/17....      220,143
     2,534      9.00%, 10/20/01 - 1/15/20...    2,695,739
       777      9.50%, 9/15/02 - 1/15/21....      836,510
         1      13.00%, 2/15/11.............          715
        75      13.50%, 6/15/10 -
                  11/15/12..................       87,765
        80      14.00%, 6/15/11 - 4/15/12...       94,783
        34      16.00%, 4/15/12 - 5/15/12...       41,474
                                              -----------
                Total U.S. government agency
                  mortgage pass-through
                  obligations
                  (cost $46,073,326)........   45,774,933
                                              -----------

                U.S. Government Security--2.0%
                United States Treasury Bond
     1,000      12.00%, 8/15/13
                  (cost $1,501,958).........    1,404,060
                                              -----------
                Total long-term investments
                  (cost $68,352,814)........   68,370,949
                                              -----------
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION             (NOTE 1)
               SHORT-TERM INVESTMENTS--5.1%

               U.S. Government Agency Mortgage
                 Pass-Through Obligations--2.8%
               Government National Mortgage
                 Assn.,
$   1,000      6.50%, 12/15/99..............  $    961,720
    1,000      7.50%, 12/31/99..............     1,002,969
                                              ------------
               Total U.S. government agency
                 mortgage pass-through
                 obligations
                 (cost $1,968,828)..........     1,964,689
                                              ------------

               Repurchase Agreement--2.3%
    1,611      Paribas 4.80%, dated 6/30/99,
                 due 7/1/99 in the amount of
                 $1,611,215 (cost
                 $1,611,000; collateralized
                 by $1,690,000 U.S. Treasury
                 Notes, 5.875%, 9/30/02,
                 value of collateral
                 including accrued interest
                 - $1,628,052)..............     1,611,000
                                              ------------
               Total short-term investments
                 (cost $3,579,828)..........     3,575,689
                                              ------------
               Total Investments--103.0%
               (cost US $71,932,642; Note
                 4).........................    71,946,638
               Liabilities in excess of other
                 assets--(3.0%).............    (2,129,372)
                                              ------------
               Net Assets--100%.............  $ 69,817,266
                                              ------------
                                              ------------

---------------
I/O--Interest Only Security.
PAC--Planned Amortization Class.
P/O--Principal Only.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       36

               U.S. Government Money Market
               Portfolio
               Portfolio of Investments June
               30, 1999 (Unaudited)

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION             (NOTE 1)
              Federal Farm Credit Bank--7.7%
$  5,000      4.82%, 3/11/00................  $  4,998,304
                                              ------------

              Federal Home Loan Bank--86.7%
   5,000      4.90%, 1/14/00................     4,999,828
   3,000      4.835%, 1/28/00...............     2,998,890
   5,000      4.895%, 2/4/00................     4,999,104
   3,000      4.80%, 4/5/00.................     2,998,880
  40,000      4.60%, 7/1/99.................    40,000,000
                                              ------------
                                                55,996,702
                                              ------------
              Student Loan Marketing Association--62.0%
  40,000      4.60%, 7/1/99.................    40,000,000
                                              ------------

              Repurchase Agreements--131.3%
  28,783      ABN AMRO, 4.82%, dated
                6/30/99, due 7/1/99 in the
                amount of $28,786,854 (cost
                $28,783,000; collateralized
                by $21,000,000 and
                $5,765,000 U.S. Treasury
                Bonds, 7.50% and 6.125%,
                respectively, 11/15/16 and
                11/15/27, respectively,
                value of collateral
                including accrued interest -
                $29,323,600)................    28,783,000
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION             (NOTE 1)
$  28,000      Lehman Brothers Hldgs., Inc.,
                 4.85%, dated 6/30/99, due
                 7/1/99 in
                 the amount of $28,003,772
                 (cost $28,000,000;
                 collateralized
                 by $50,000,000 and
                 $26,645,000 U.S. Treasury
                 Strips, 8/15/14, value of
                 collateral including
                 accrued interest -
                 $29,166,764)...............  $ 28,000,000
   28,000      Paribas, 4.80%, dated
                 6/30/99, due 7/1/99 in the
                 amount of $28,003,733 (cost
                 $28,000,000; collateralized
                 by $21,992,000 U.S.
                 Treasury Bonds, 8.875%,
                 8/15/17, value of
                 collateral including
                 accrued interest -
                 $28,527,140)...............    28,000,000
                                              ------------
                                                84,783,000
                                              ------------
               Total Investments--287.7%
               (amortized cost
                 $185,778,006*).............   185,778,006
               Liabilities in excess of
                 other
                 assets--(187.7%)...........  (121,208,010)
                                              ------------
               Net Assets--100%.............  $ 64,569,996
                                              ------------
                                              ------------

---------------
* Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       37

               THE TARGET PORTFOLIO TRUST
               Statements of Assets and
               Liabilities
               June 30, 1999 (Unaudited)

                                                                                                                      SMALL
                                     LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION      CAPITALIZATION
                                       GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Investments, at value*                   $381,868,400             $299,541,945             $149,622,051           $ 136,702,043
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                       6,697,000                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Cash                                            1,185                       --                       --                   2,502
---------------------------------------------------------------------------------------------------------------------------------
Foreign currency, at value
(cost $1,628,890; $41,453;
$61,925)                                           --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold               361,096                  366,498                  372,473                 339,637
---------------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold                    --                1,175,646                4,421,763                 469,397
---------------------------------------------------------------------------------------------------------------------------------
Dividends and interest receivable             134,451                  535,022                   34,703                 110,149
---------------------------------------------------------------------------------------------------------------------------------
Deferred expenses and other assets              2,500                    2,500                    1,800                   1,400
---------------------------------------------------------------------------------------------------------------------------------
Due from broker-variation margin                   --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Forward currency contracts-net
  amount receivable
  from counterparties                              --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
      Total assets                        389,064,632              301,621,611              154,452,790             137,625,128
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Bank overdraft                                     --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased           2,986,944                1,249,311                  235,323                 713,950
---------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares reacquired          2,340,728                1,288,174                  681,950                 634,715
---------------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other
liabilities                                   255,514                  170,704                  122,316                 185,817
---------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                  --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Outstanding options written
(premium received $42,512
and $71,795)                                       --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Withholding taxes payable                          --                    5,756                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Deferred trustees' fees                         6,983                    6,983                    6,983                   6,983
---------------------------------------------------------------------------------------------------------------------------------
Due to Manager                                 88,777                   72,633                   72,282                  33,070
---------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                     5,678,946                2,793,561                1,118,854               1,574,535
NET ASSETS                               $383,385,686             $298,828,050             $153,333,936           $ 136,050,593
---------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of:
  Shares of beneficial interest,
  at par                                 $     17,818             $     17,480             $      9,403           $       8,603
---------------------------------------------------------------------------------------------------------------------------------
  Paid-in capital in excess of par        182,796,620              191,731,857              111,102,730             112,781,034
---------------------------------------------------------------------------------------------------------------------------------
                                          182,814,438              191,749,337              111,112,133             112,789,637
  Under (over) distribution of net
  investment
    income                                   (280,185)               2,438,364                 (323,354)                430,388
---------------------------------------------------------------------------------------------------------------------------------
  Accumulated net realized gains
  (losses)                                 21,677,141               17,452,676               17,408,077                 829,531
---------------------------------------------------------------------------------------------------------------------------------
  Net unrealized
  appreciation/depreciation               179,174,292               87,187,673               25,137,080              22,001,037
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 1999              $383,385,686             $298,828,050             $153,333,936           $ 136,050,593
---------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest
issued
  and outstanding                          17,817,826               17,480,394                9,403,018               8,602,953
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, offering price
    and redemption price per share             $21.52                   $17.10                   $16.31                  $15.81
---------------------------------------------------------------------------------------------------------------------------------
  *Identified cost of investments.       $209,391,108             $212,354,272             $124,484,971           $ 114,701,006

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       38

INTERNATIONAL                                                                                               U.S. GOVERNMENT
    EQUITY        INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED                  MONEY
  PORTFOLIO       BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO         MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
$246,524,847       $ 28,280,252       $ 79,032,203        $ 123,042,218           $ 71,946,638               $ 100,995,006
-----------------------------------------------------------------------------------------------------------------------------
          --                 --            597,000            1,414,000                     --                  84,783,000
-----------------------------------------------------------------------------------------------------------------------------
       2,192                732                 --                   --                    550                         790
-----------------------------------------------------------------------------------------------------------------------------

   1,611,658                 --             40,528               60,541                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
   1,142,532             22,023             90,558              324,794                 72,909                   2,106,531
-----------------------------------------------------------------------------------------------------------------------------
     449,219          2,071,656          8,319,696           13,758,896                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
     534,428            647,953            560,597              935,983                498,263                     373,989
-----------------------------------------------------------------------------------------------------------------------------
       2,699                503                600                1,081                    980                         198
-----------------------------------------------------------------------------------------------------------------------------
          --                 --            190,173              188,394                     --                          --
-----------------------------------------------------------------------------------------------------------------------------

          --                 --             40,348               29,394                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
 250,267,575         31,023,119         88,871,703          139,755,301             72,519,340                 188,259,514

-----------------------------------------------------------------------------------------------------------------------------
          --                 --              3,013                5,839                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
   1,668,897          2,059,781         24,125,674           32,200,658              1,968,828                          --
-----------------------------------------------------------------------------------------------------------------------------
   1,063,766            180,717            253,021              296,053                501,311                 123,395,027
-----------------------------------------------------------------------------------------------------------------------------
     150,176            137,353             78,444               67,951                 89,112                      25,076
-----------------------------------------------------------------------------------------------------------------------------
          --             27,032             85,946              151,792                109,945                     223,506
-----------------------------------------------------------------------------------------------------------------------------
          --                 --             33,625               56,813                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
       3,316                 66                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
       6,983                 --              6,983                6,983                  6,983                       6,983
-----------------------------------------------------------------------------------------------------------------------------
     136,888             11,935             23,673               39,269                 25,895                      38,926
-----------------------------------------------------------------------------------------------------------------------------
   3,030,026          2,416,884         24,610,379           32,825,358              2,702,074                 123,689,518
$247,237,549        $28,606,235        $64,261,324         $106,929,943            $69,817,266                 $64,569,996
-----------------------------------------------------------------------------------------------------------------------------
      15,257
$                  $      3,245       $      6,367        $      10,645           $      6,847               $      64,570
-----------------------------------------------------------------------------------------------------------------------------
 187,591,502         30,075,526         66,440,201          109,915,428             70,191,568                  64,505,426
-----------------------------------------------------------------------------------------------------------------------------
 187,606,759         30,078,771         66,446,568          109,926,073             70,198,415                  64,569,996
   2,256,590           (452,229)           249,500               21,844                169,055                          --
-----------------------------------------------------------------------------------------------------------------------------
   7,530,058             39,730         (2,148,021)          (2,670,444)              (564,200)                         --
-----------------------------------------------------------------------------------------------------------------------------
  49,844,142         (1,060,037)          (286,723)            (347,530)                13,996                          --
-----------------------------------------------------------------------------------------------------------------------------
$247,237,549        $28,606,235        $64,261,324         $106,929,943            $69,817,266                 $64,569,996
-----------------------------------------------------------------------------------------------------------------------------

  15,257,625          3,245,443          6,367,034           10,645,481              6,846,949                  64,569,996
-----------------------------------------------------------------------------------------------------------------------------
      $16.20              $8.81             $10.09               $10.04                 $10.20                       $1.00
-----------------------------------------------------------------------------------------------------------------------------
$196,648,308        $29,307,367        $80,071,981         $124,964,115            $71,932,642                $185,778,006

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       39

               THE TARGET PORTFOLIO TRUST
               Statements of Operations
               Six Months Ended June 30, 1999
               (Unaudited)

                                                                                                                   SMALL
                                  LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION      CAPITALIZATION
                                    GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------
Income
  Interest                            $    114,148             $     68,477             $    124,904           $      46,004
------------------------------------------------------------------------------------------------------------------------------
  Dividends                                793,249                3,391,484                  126,209                 921,533
------------------------------------------------------------------------------------------------------------------------------
  Less: Foreign withholding
  taxes                                         --                  (31,280)                      --                      --
------------------------------------------------------------------------------------------------------------------------------
      Total income                         907,397                3,428,681                  251,113                 967,537
------------------------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                         1,061,542                  846,317                  432,953                 384,623
------------------------------------------------------------------------------------------------------------------------------
  Custodian's fees and expenses             47,000                   52,000                   55,000                  57,000
------------------------------------------------------------------------------------------------------------------------------
  Transfer agent's fees and
  expenses                                  57,500                   58,000                   57,000                  52,000
------------------------------------------------------------------------------------------------------------------------------
  Reports to shareholders                    5,000                    5,000                   10,000                  15,000
------------------------------------------------------------------------------------------------------------------------------
  Registration fees                          3,200                   15,000                    9,000                  16,000
------------------------------------------------------------------------------------------------------------------------------
  Audit fee and expenses                     6,700                    7,000                    6,800                   7,000
------------------------------------------------------------------------------------------------------------------------------
  Legal fees and expenses                    3,500                    3,000                    1,200                   2,000
------------------------------------------------------------------------------------------------------------------------------
  Amortization of organization
  expenses                                      --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------
  Trustees' fees and expenses                1,000                    1,200                      900                   1,000
------------------------------------------------------------------------------------------------------------------------------
  Insurance                                  1,900                    1,873                    1,100                   1,100
------------------------------------------------------------------------------------------------------------------------------
  Miscellaneous                                240                      954                      514                   1,851
------------------------------------------------------------------------------------------------------------------------------
      Total expenses                     1,187,582                  990,344                  574,467                 537,574
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)              (280,185)               2,438,337                 (323,354)                429,963
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Investment transactions               21,893,378               17,443,221               18,268,156               1,178,059
------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                   --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                 --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------
  Options written                               --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------
Total net realized gain (loss)          21,893,378               17,443,221               18,268,156               1,178,059
------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation on:
  Investments                           44,315,900                6,915,833               (9,553,908)              5,758,635
------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                   --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------
  Foreign currencies                            --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------
  Options written                               --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation/depreciation               44,315,900                6,915,833               (9,553,908)              5,758,635
------------------------------------------------------------------------------------------------------------------------------
Net gain (loss)                         66,209,278               24,359,054                8,714,248               6,936,694
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS                            $ 65,929,093             $ 26,797,391             $  8,390,894           $   7,366,657
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       40

 INTERNATIONAL                                                                                            U.S. GOVERNMENT
     EQUITY         INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED              MONEY
   PORTFOLIO        BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO      MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
  $   160,589        $    703,581        $2,066,464          $ 3,288,437             $2,435,923              $4,463,206
---------------------------------------------------------------------------------------------------------------------------
    4,017,357                  --                --                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
     (480,794)             (2,075)               --                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
    3,697,152             701,506         2,066,464            3,288,437              2,435,923               4,463,206
---------------------------------------------------------------------------------------------------------------------------
      828,245              75,108           145,972              233,923                159,616                 226,096
---------------------------------------------------------------------------------------------------------------------------
      160,000              60,000            57,000               57,000                 56,000                  35,000
---------------------------------------------------------------------------------------------------------------------------
       54,000              26,000            23,000               26,000                 25,000                  14,000
---------------------------------------------------------------------------------------------------------------------------
       23,000              16,000             7,100               13,000                 10,000                  10,000
---------------------------------------------------------------------------------------------------------------------------
        8,000              10,000            12,000               11,000                  3,000                  91,000
---------------------------------------------------------------------------------------------------------------------------
       10,000               7,000             6,700                7,000                  7,000                   2,500
---------------------------------------------------------------------------------------------------------------------------
        3,500               6,000             2,100                3,500                  4,000                   2,000
---------------------------------------------------------------------------------------------------------------------------
           --               3,949                --                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
        1,200               1,000             1,100                1,200                  1,000                   1,200
---------------------------------------------------------------------------------------------------------------------------
        2,000                 500               400                  600                    500                     500
---------------------------------------------------------------------------------------------------------------------------
          901                 552               463                1,028                  1,266                     505
---------------------------------------------------------------------------------------------------------------------------
    1,090,846             206,109           255,835              354,251                267,382                 382,801
---------------------------------------------------------------------------------------------------------------------------
    2,606,306             495,397         1,810,629            2,934,186              2,168,541               4,080,405
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
    9,762,096            (417,763)       (1,056,369)          (1,248,229)               (82,543)                  2,539
---------------------------------------------------------------------------------------------------------------------------
           --                  --        (1,084,675)          (1,213,153)                (1,103)                     --
---------------------------------------------------------------------------------------------------------------------------
     (170,256)            100,163            12,411               16,169                     --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --            42,987               62,153                     --                      --
---------------------------------------------------------------------------------------------------------------------------
    9,591,840            (317,600)       (2,085,646)          (2,383,060)               (83,646)                  2,539
---------------------------------------------------------------------------------------------------------------------------
      649,535          (1,353,520)         (869,220)          (1,165,500)            (1,795,745)                     --
---------------------------------------------------------------------------------------------------------------------------
           --              16,951           252,047              225,045                     --                      --
---------------------------------------------------------------------------------------------------------------------------
      (62,883)            (51,413)           35,281                 (997)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --             8,608               14,673                     --                      --
---------------------------------------------------------------------------------------------------------------------------
      586,652          (1,387,982)         (573,284)            (926,779)            (1,795,745)                     --
---------------------------------------------------------------------------------------------------------------------------
   10,178,492          (1,705,582)       (2,658,930)          (3,309,839)            (1,879,391)                  2,539
---------------------------------------------------------------------------------------------------------------------------

   12,784,798
  $                  $ (1,210,185)       $ (848,301)         $  (375,653)            $  289,150              $4,082,944
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       41

               THE TARGET PORTFOLIO TRUST
               Statements of Changes in Net
               Assets (Unaudited)

                           LARGE CAPITALIZATION              LARGE CAPITALIZATION              SMALL CAPITALIZATION
                             GROWTH PORTFOLIO                   VALUE PORTFOLIO                  GROWTH PORTFOLIO
                       -----------------------------     -----------------------------     -----------------------------
                        Six Months                        Six Months                        Six Months
                          Ended          Year Ended         Ended          Year Ended         Ended          Year Ended
                         June 30,       December 31,       June 30,       December 31,       June 30,       December 31,
                           1999             1998             1999             1998             1999             1998
INCREASE (DECREASE)
IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Operations
  Net investment
  income (loss)        $   (280,185)    $   (137,759)    $  2,438,337     $  4,653,175     $   (323,354)    $   (561,626)
------------------------------------------------------------------------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions         21,893,378       35,920,680       17,443,221       30,983,706       18,268,156        2,228,053
------------------------------------------------------------------------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    depreciation of
    investments          44,315,900       67,508,676        6,915,833       (9,079,959)      (9,553,908)       1,353,560
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations           65,929,093      103,291,597       26,797,391       26,556,922        8,390,894        3,019,987
------------------------------------------------------------------------------------------------------------------------
Dividends and
Distributions
  Dividends from net
    investment income            --               --         (331,434)      (4,404,065)              --               --
------------------------------------------------------------------------------------------------------------------------
  Dividends in excess
    of net investment
    income                       --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------
  Distributions from
    net
    realized gains       (8,039,637)     (21,568,633)      (4,901,733)     (27,679,090)              --       (6,691,785)
------------------------------------------------------------------------------------------------------------------------
Total distributions      (8,039,637)     (21,568,633)      (5,233,167)     (32,083,155)              --       (6,691,785)
------------------------------------------------------------------------------------------------------------------------
Fund share
transactions(a)
  Net proceeds from
    shares sold          47,055,366       61,539,874       38,071,269       61,726,845       26,131,242       47,314,663
------------------------------------------------------------------------------------------------------------------------
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions         7,853,642       21,112,171        5,121,720       31,419,758               --        6,560,196
------------------------------------------------------------------------------------------------------------------------
  Cost of shares
  reacquired            (59,215,435)     (78,466,932)     (49,416,798)     (79,225,934)     (40,170,636)     (57,118,761)
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions         (4,306,427)       4,185,113       (6,223,809)      13,920,669      (14,039,394)      (3,243,902)
------------------------------------------------------------------------------------------------------------------------
      Total increase
      (decrease)         53,583,029       85,908,077       15,340,415        8,394,436       (5,648,500)      (6,915,700)

NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Beginning of period     329,802,657      243,894,580      283,487,635      275,093,199      158,982,436      165,898,136
------------------------------------------------------------------------------------------------------------------------
End of period(b)       $383,385,686     $329,802,657     $298,828,050     $283,487,635     $153,333,936     $158,982,436
------------------------------------------------------------------------------------------------------------------------
(a) Fund share transactions are at $1 per share for the U.S. Government Money Market Portfolio.
(b) Includes
    undistributed net
    investment income
    of                 $         --     $         --     $  2,438,364     $    331,461               --               --
------------------------------------------------------------------------------------------------------------------------


                           SMALL CAPITALIZATION
                              VALUE PORTFOLIO
                       -----------------------------
                        Six Months
                          Ended          Year Ended
                         June 30,       December 31,
                           1999             1998
INCREASE (DECREASE)
IN NET ASSETS
--------------------------------------------------------
Operations
  Net investment
  income (loss)        $    429,963     $    745,060
------------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions          1,178,059       11,100,287
----------------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    depreciation of
    investments           5,758,635      (23,613,476)
--------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations            7,366,657      (11,768,129)
------------------------------------------------------------------------
Dividends and
Distributions
  Dividends from net
    investment income       (43,620)        (616,180)
----------------------------------------------------------------------------
  Dividends in excess
    of net investment
    income                       --               --
--------------------------------------------------------------------------------
  Distributions from
    net
    realized gains         (854,944)     (11,204,352)
------------------------------------------------------------------------------------
Total distributions        (898,564)     (11,820,532)
----------------------------------------------------------------------------------------
Fund share
transactions(a)
  Net proceeds from
    shares sold          22,876,463       51,340,282
--------------------------------------------------------------------------------------------
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions           880,188       11,566,933
------------------------------------------------------------------------------------------------
  Cost of shares
  reacquired            (35,731,401)     (61,175,473)
----------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions        (11,974,750)       1,731,742
--------------------------------------------------------------------------------------------------------
      Total increase
      (decrease)         (5,506,657)     (21,856,919)
NET ASSETS
------------------------------------------------------------------------------------------------------------
Beginning of period     141,557,250      163,414,169
----------------------------------------------------------------------------------------------------------------
End of period(b)       $136,050,593     $141,557,250
--------------------------------------------------------------------------------------------------------------------
(a) Fund share transactions are at $1 per share for the U.S. Government Money Market Portfolio.
(b) Includes
    undistributed net
    investment income
    of                 $    430,388     $     44,045
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       42

        INTERNATIONAL                      INTERNATIONAL
            EQUITY                             BOND                          TOTAL RETURN                    INTERMEDIATE-TERM
          PORTFOLIO                          PORTFOLIO                      BOND PORTFOLIO                    BOND PORTFOLIO
------------------------------     -----------------------------     -----------------------------     ----------------------------
 Six Months                         Six Months                        Six Months                        Six Months
   Ended          Year Ended          Ended          Year Ended         Ended          Year Ended         Ended         Year Ended
  June 30,       December 31,        June 30,       December 31,       June 30,       December 31,       June 30,      December 31,
    1999             1998              1999             1998             1999             1998             1999            1998
-----------------------------------------------------------------------------------------------------------------------------------
$  2,606,306     $   3,498,986     $    495,397     $ 1,037,980      $  1,810,629     $ 3,420,783      $  2,934,186     $  5,778,552
------------------------------------------------------------------------------------------------------------------------------------
   9,591,840        19,004,639         (317,600)        733,885        (2,085,646)      2,090,996        (2,383,060)       1,734,284
------------------------------------------------------------------------------------------------------------------------------------
     586,652        13,769,545       (1,387,982)        768,892          (573,284)       (641,674)         (926,779)       (424,161)
------------------------------------------------------------------------------------------------------------------------------------
  12,784,798        36,273,170       (1,210,185)      2,540,757          (848,301)      4,870,105          (375,653)       7,088,675
------------------------------------------------------------------------------------------------------------------------------------
          --        (1,532,425)        (495,397)     (1,037,980)       (1,710,822)     13,336,862)       (2,913,040)     (5,900,704)
------------------------------------------------------------------------------------------------------------------------------------
          --                --          (40,031)       (211,923)               --      (2,089,757)               --               --
------------------------------------------------------------------------------------------------------------------------------------
  (1,186,850)      (12,786,060)        (532,833)       (129,221)               --              --                --      (1,685,532)
------------------------------------------------------------------------------------------------------------------------------------
  (1,186,850)      (14,318,485)      (1,068,261)     (1,379,124)       (1,710,822)     (5,466,619)       (2,913,040)     (7,586,236)
------------------------------------------------------------------------------------------------------------------------------------
 257,029,103       397,245,964        4,636,140      10,468,976        14,176,479      32,010,608        26,160,069       59,709,544
------------------------------------------------------------------------------------------------------------------------------------
   1,165,296        13,933,450        1,023,696       1,318,338         1,548,433       5,274,697         2,628,396        7,214,518
------------------------------------------------------------------------------------------------------------------------------------
(266,845,608)     (426,694,187)      (5,817,076)    (13,095,621)      (15,982,627)    (20,021,41)      (23,852,422)    (56,214,686)
------------------------------------------------------------------------------------------------------------------------------------
  (8,651,209)      (15,514,773)        (157,240)     (1,308,307)         (257,715)     17,263,894         4,936,043       10,709,376
------------------------------------------------------------------------------------------------------------------------------------
   2,946,739         6,439,912       (2,435,686)       (146,674)       (2,816,838)     16,667,380         1,647,350       10,211,815
------------------------------------------------------------------------------------------------------------------------------------
 244,290,810       237,850,898       31,041,921      31,188,595        67,078,162      50,410,782       105,282,593       95,070,778
------------------------------------------------------------------------------------------------------------------------------------
$247,237,549     $ 244,290,810     $ 28,606,235     $31,041,921      $ 64,261,324     $67,078,162      $106,929,943     $105,282,593
------------------------------------------------------------------------------------------------------------------------------------
   2,256,590
$                $          --     $         --     $        --      $    249,500     $   137,282      $     21,844     $         --
------------------------------------------------------------------------------------------------------------------------------------

                                                         U.S. GOVERNMENT
                     MORTGAGE BACKED                           MONEY
                  SECURITIES PORTFOLIO                   MARKET PORTFOLIO
------------  -----------------------------     -----------------------------------
    Six Months                         Six Months
      Ended          Year Ended           Ended            Year Ended
    June 30,       December 31,        June 30,          December 31,
     1999             1998              1999                1998
----------------------------------------------------------------------------------------------------------------------------
$  2,168,541     $ 4,525,346      $     4,080,405     $     5,162,964
-----------------------------------------------------------------------------------------------------------------------------------
     (83,646)        603,101                2,539              (1,050)
-----------------------------------------------------------------------------------------------------------------------------------
  (1,795,745)       (603,723 )                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
     289,150       4,524,724            4,082,944           5,161,914
-----------------------------------------------------------------------------------------------------------------------------------
  (2,167,305)      4,414,869           (4,082,944)         (5,161,914)
-----------------------------------------------------------------------------------------------------------------------------------
     --              --                   --                  --
-----------------------------------------------------------------------------------------------------------------------------------
     --              --                   --                  --
-----------------------------------------------------------------------------------------------------------------------------------
  (2,167,305)      4,414,869           (4,082,944)         (5,161,914)
-----------------------------------------------------------------------------------------------------------------------------------
   9,273,768      17,198,222        3,505,734,945       3,570,979,025
-----------------------------------------------------------------------------------------------------------------------------------
   1,783,922       3,666,643            2,382,827           4,089,479
-----------------------------------------------------------------------------------------------------------------------------------
 (12,232,184)    (19,700,312 )     (3,582,396,263)     (3,478,545,549)
-----------------------------------------------------------------------------------------------------------------------------------
  (1,174,494)      1,164,553          (74,278,491)        (96,522,955)
-----------------------------------------------------------------------------------------------------------------------------------
  (3,052,649)      1,274,408          (74,278,491)        (96,522,955)
-----------------------------------------------------------------------------------------------------------------------------------
  72,869,915      71,595,507          138,848,487          42,325,532
-----------------------------------------------------------------------------------------------------------------------------------
$ 69,817,266     $72,869,915      $    64,569,996     $   138,848,487
-----------------------------------------------------------------------------------------------------------------------------------
$    169,055     $   167,819      $            --     $            --
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       43

               THE TARGET PORTFOLIO TRUST
               Financial Highlights
               (Unaudited)

                                                                        LARGE CAPITALIZATION
                                                                          GROWTH PORTFOLIO
                                             ---------------------------------------------------------------------------
                                             Six Months
                                               Ended                          Year Ended December 31,
                                              June 30,      ------------------------------------------------------------
                                                1999          1998         1997         1996       1995(c)      1994(c)
PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $18.29        $13.58       $12.97       $12.13        $9.74        $9.91
------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                      (.02)         (.01)          --(d)       .02          .10          .10
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                         3.70          6.00         2.61         2.33         2.41         (.16)
------------------------------------------------------------------------------------------------------------------------
      Total from investment
        operations                                3.68          5.99         2.61         2.35         2.51         (.06)
------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income                --            --         (.01)        (.02)        (.10)        (.10)
------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                 --            --           --           --         (.01)        (.01)
------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains             (.45)        (1.28)       (1.99)       (1.49)        (.01)          --
------------------------------------------------------------------------------------------------------------------------
      Total distributions                         (.45)        (1.28)       (2.00)       (1.51)        (.12)        (.11)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $21.52        $18.29       $13.58       $12.97       $12.13        $9.74
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(b)                                  20.58%        14.22%       20.77%       21.09%       25.76%        (.68)%
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)               $383,386      $329,803     $243,895     $220,782     $180,077     $142,072
------------------------------------------------------------------------------------------------------------------------
Average net assets (000)                      $356,780      $277,794     $242,233     $202,736     $162,982     $129,687
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                         .67%(a)       .68%         .73%         .82%         .78%         .81%
------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                    (.16)%(a)     (.05)%       (.01)%        .19%         .88%        1.08%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             25%           54%          82%          65%         154%          24%
------------------------------------------------------------------------------------------------------------------------

(a) Annualized.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
  Total return for periods of less than a full year are not annualized.
(c) Calculated based upon average shares outstanding during the period.
(d) Less than $.005 per share.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       44

                                                                                              SMALL CAPITALIZATION
                           LARGE CAPITALIZATION                                                      GROWTH
                              VALUE PORTFOLIO                                                       PORTFOLIO
---------------------------------------------------------------------------     -------------------------------------------------
Six Months                                                                      Six Months
  Ended                          Year Ended December 31,                          Ended             Year Ended December 31,
 June 30,      ------------------------------------------------------------      June 30,      ----------------------------------
   1999          1998         1997       1996(c)      1995(c)      1994(c)         1999          1998         1997         1996

 --------------------------------------------------------------------------------------------------------------------------------
   $15.87        $16.21       $13.97       $12.57       $10.02       $10.11        $15.35        $15.57       $14.93       $14.15
 --------------------------------------------------------------------------------------------------------------------------------
      .14           .28          .31          .31          .33          .26          (.03)         (.05)        (.05)        (.02)
 --------------------------------------------------------------------------------------------------------------------------------
     1.39          1.34         3.77         2.07         2.89         (.04)          .99           .48         3.02         2.63
 --------------------------------------------------------------------------------------------------------------------------------
     1.53          1.62         4.08         2.38         3.22          .22           .96           .43         2.97         2.61
 --------------------------------------------------------------------------------------------------------------------------------
     (.02)         (.27)        (.28)        (.31)        (.30)        (.25)           --            --           --           --
 --------------------------------------------------------------------------------------------------------------------------------
       --            --           --         (.03)          --           --            --            --           --           --
 --------------------------------------------------------------------------------------------------------------------------------
     (.28)        (1.69)       (1.56)        (.64)        (.37)        (.06)           --          (.65)       (2.33)       (1.83)
 --------------------------------------------------------------------------------------------------------------------------------
     (.30)        (1.96)       (1.84)        (.98)        (.67)        (.31)           --          (.65)       (2.33)       (1.83)
 --------------------------------------------------------------------------------------------------------------------------------
   $17.10        $15.87       $16.21       $13.97       $12.57       $10.02        $16.31        $15.35       $15.57       $14.93
 --------------------------------------------------------------------------------------------------------------------------------

     9.73%        10.25%       29.80%       19.17%       32.08%        2.18%         6.45%         2.55%       20.85%       18.88%
 --------------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------------------------
 $298,828      $283,488     $275,093     $227,706     $187,596     $142,219      $155,334      $158,982     $165,898     $147,469
 --------------------------------------------------------------------------------------------------------------------------------
 $284,443      $282,078     $253,579     $208,898     $163,124     $128,865      $145,514      $162,654     $156,570     $141,496
 --------------------------------------------------------------------------------------------------------------------------------
      .70%(a)       .71%         .72%         .77%         .76%         .81%          .80%(a)       .77%         .79%         .89%
 --------------------------------------------------------------------------------------------------------------------------------
     1.73%(a)      1.65%        1.90%        2.33%        2.83%        2.66%         (.45)%(a)     (.35)%       (.36)%       (.32)%
 --------------------------------------------------------------------------------------------------------------------------------
       12%           24%          21%          22%          59%           6%           71%           69%         106%         108%
 --------------------------------------------------------------------------------------------------------------------------------

----------
1995(c)      1994(c)
--------------------------------------------------------------------------------------------------------------------------------
  $11.59      $11.86
-------------------------------------------------------------------------------------------------------------------------------
     .02         .01
--------------------------------------------------------------------------------------------------------------------------------
    2.84        (.27)
--------------------------------------------------------------------------------------------------------------------------------
    2.86        (.26)
--------------------------------------------------------------------------------------------------------------------------------
    (.02)       (.01)
--------------------------------------------------------------------------------------------------------------------------------
       --          --
--------------------------------------------------------------------------------------------------------------------------------
    (.28)         --
--------------------------------------------------------------------------------------------------------------------------------
    (.30)       (.01)
--------------------------------------------------------------------------------------------------------------------------------
  $14.15      $11.59
--------------------------------------------------------------------------------------------------------------------------------
   24.62%      (2.19)%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
$121,533     $96,462
--------------------------------------------------------------------------------------------------------------------------------
$107,649     $87,403
--------------------------------------------------------------------------------------------------------------------------------
     .85%        .93%
--------------------------------------------------------------------------------------------------------------------------------
     .12%        .10%
--------------------------------------------------------------------------------------------------------------------------------
     120%         97%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       45

               THE TARGET PORTFOLIO TRUST
               Financial Highlights
               (Unaudited)

                                                                        SMALL CAPITALIZATION
                                                                               VALUE
                                                                             PORTFOLIO
                                             --------------------------------------------------------------------------
                                             Six Months
                                                Ended                         Year Ended December 31,
                                              June 30,       ----------------------------------------------------------
                                                1999         1998(e)      1997(e)      1996(e)      1995(e)     1994(e)
PER SHARE OPERATING
PERFORMANCE:
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $14.98        $17.50       $15.22       $13.07      $11.07      $12.72
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                        .05           .08          .08          .11         .14         .11
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                           .89         (1.27)        4.37         2.71        2.00       (1.49)
-----------------------------------------------------------------------------------------------------------------------
      Total from investment
      operations                                    .94         (1.19)        4.45         2.82        2.14       (1.38)
-----------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income               (.01)         (.07)        (.08)        (.11)       (.14)         --
-----------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                  --            --         (.01)          --          --          --
-----------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains              (.10)        (1.26)       (2.08)        (.56)         --        (.27)
-----------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
  realized gains                                     --            --           --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
Tax return of capital distributions                  --            --           --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
      Total distributions                          (.11)        (1.33)       (2.17)        (.67)       (.14)       (.27)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $15.81        $14.98       $17.50       $15.22      $13.07      $11.07
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(d)                                    6.30%        (6.62)%      29.98%       21.75%      19.21%     (11.03)%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                $136,051      $141,557     $163,414     $126,672     $97,594     $84,163
-----------------------------------------------------------------------------------------------------------------------
Average net assets (000)                       $129,270      $153,756     $144,160     $110,564     $88,085     $83,891
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                          .85%(b)       .79%         .81%         .92%       1.00%        .93%
-----------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                      .67%(b)       .48%         .45%         .77%       1.14%        .88%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              24%           39%          36%          60%        110%         97%
-----------------------------------------------------------------------------------------------------------------------

(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidies.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
  Total return for periods of less than a full year are not annualized.
(e) Calculated based upon average shares outstanding during the period.
(f) Less than $.005 per share.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       46

                                                                                                INTERNATIONAL
                               INTERNATIONAL                                                         BOND
                             EQUITY PORTFOLIO                                                     PORTFOLIO
---------------------------------------------------------------------------     ----------------------------------------------
Six Months                                                                      Six Months
  Ended                          Year Ended December 31,                          Ended            Year Ended December 31,
 June 30,      ------------------------------------------------------------      June 30,      -------------------------------
   1999          1998         1997         1996       1995(e)      1994(e)         1999         1998        1997        1996
-----------------------------------------------------------------------------------------------------------------------------
   $15.54        $14.27       $14.82       $13.64       $11.95       $13.09         $9.52        $9.17      $10.17      $10.19
 -----------------------------------------------------------------------------------------------------------------------------
      .17           .23          .21          .25          .17          .06           .17          .31         .42         .51
 -----------------------------------------------------------------------------------------------------------------------------
      .57          1.98         1.32         1.79         1.67         (.01)         (.55)         .45       (1.00)       (.08)
 -----------------------------------------------------------------------------------------------------------------------------
      .74          2.21         1.53         2.04         1.84          .05          (.38)         .76        (.58)        .43
 -----------------------------------------------------------------------------------------------------------------------------
       --          (.10)        (.41)        (.22)        (.11)        (.01)         (.17)        (.31)         --        (.21)
 -----------------------------------------------------------------------------------------------------------------------------
       --                         --           --           --           --            --(f)      (.06)       (.06)         --
 -----------------------------------------------------------------------------------------------------------------------------
     (.08)         (.84)       (1.67)        (.64)        (.04)       (1.07)         (.16)        (.04)       --(f)       (.24)
 -----------------------------------------------------------------------------------------------------------------------------
       --            --           --           --           --         (.11)           --           --          --          --
 -----------------------------------------------------------------------------------------------------------------------------
       --            --           --           --           --           --            --           --        (.36)         --
 -----------------------------------------------------------------------------------------------------------------------------
     (.08)         (.94)       (2.08)        (.86)        (.15)       (1.19)         (.33)        (.41)       (.42)       (.45)
 -----------------------------------------------------------------------------------------------------------------------------
   $16.20        $15.54       $14.27       $14.82       $13.64       $11.95         $8.81        $9.52       $9.17      $10.17
 -----------------------------------------------------------------------------------------------------------------------------

     4.84%        15.49%       10.60%       15.25%       15.38%         .18%        (4.17)%       8.55%      (5.73)%      4.45%
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 $247,238      $244,291     $237,851     $240,563     $191,598     $188,025       $28,606      $31,042     $31,189     $41,780
 -----------------------------------------------------------------------------------------------------------------------------
 $238,602      $246,335     $245,536     $221,626     $183,414     $179,614       $30,292      $30,720     $35,163     $38,788
 -----------------------------------------------------------------------------------------------------------------------------
      .92%(b)       .91%         .93%         .99%        1.02%        1.07%         1.37%(b)     1.54%       1.35%       1.34%
 -----------------------------------------------------------------------------------------------------------------------------
     2.20%(b)      1.42%        1.15%        1.77%        1.32%         .47%         3.30%(b)     3.38%       4.44%       5.02%
 -----------------------------------------------------------------------------------------------------------------------------
       14%           45%          37%          39%          76%         116%           78%         110%        202%        226%
 -----------------------------------------------------------------------------------------------------------------------------
----------
                May 17,
                1994(a)
               Through
              December 31,
  1995           1994
-----------------------------------------------------------------------------------------------------------------------------
  $9.57         $10.00
-----------------------------------------------------------------------------------------------------------------------------
    .57(c)         .27(c)
-----------------------------------------------------------------------------------------------------------------------------
    .82           (.19)
-----------------------------------------------------------------------------------------------------------------------------
   1.39            .08
-----------------------------------------------------------------------------------------------------------------------------
   (.57)          (.27)
-----------------------------------------------------------------------------------------------------------------------------
     --           (.24)
-----------------------------------------------------------------------------------------------------------------------------
   (.20)            --
-----------------------------------------------------------------------------------------------------------------------------
     --             --
-----------------------------------------------------------------------------------------------------------------------------
     --             --
-----------------------------------------------------------------------------------------------------------------------------
   (.77)          (.51)
-----------------------------------------------------------------------------------------------------------------------------
 $10.19          $9.57
-----------------------------------------------------------------------------------------------------------------------------
  14.66%           .71%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
$34,660        $21,447
-----------------------------------------------------------------------------------------------------------------------------
$29,510        $15,366
-----------------------------------------------------------------------------------------------------------------------------
   1.00%(c)       1.00%(b)(c)
-----------------------------------------------------------------------------------------------------------------------------
   5.56%(c)       4.84%(b)(c)
-----------------------------------------------------------------------------------------------------------------------------
    456%           361%
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       47

               THE TARGET PORTFOLIO TRUST
               Financial Highlights
               (Unaudited)

                                                                           TOTAL RETURN
                                                                          BOND PORTFOLIO
                                             ------------------------------------------------------------------------
                                             Six Months
                                                Ended                        Year Ended December 31,
                                              June 30,       --------------------------------------------------------
                                                1999           1998        1997        1996        1995        1994
PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $10.49        $10.58      $10.28      $10.62       $9.48      $10.28
---------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                               .27           .58         .57         .57         .62(b)      .47(b)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                          (.40)          .27         .35        (.09)       1.18        (.82)
---------------------------------------------------------------------------------------------------------------------
      Total from investment
        operations                                 (.13)          .85         .92         .48        1.80        (.35)
---------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income               (.27)         (.58)       (.54)       (.56)       (.58)       (.45)
---------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                  --            --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                --          (.34)       (.10)       (.26)       (.08)         --
---------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
  realized gains                                     --            --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
      Total distributions                          (.27)         (.92)       (.64)       (.82)       (.66)       (.45)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.09        $10.49      $10.56      $10.28      $10.62       $9.48
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(c)                                   (1.38)%        8.28%       9.23%       5.02%      19.63%      (3.54)%
---------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                 $64,261       $67,078     $50,411     $49,218     $45,118     $31,191
---------------------------------------------------------------------------------------------------------------------
Average net assets (000)                        $65,414       $61,786     $48,123     $47,246     $37,023     $31,141
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                          .79%(a)       .81%        .91%        .94%        .85%(b)     .85%(b)
---------------------------------------------------------------------------------------------------------------------
  Net investment income                            2.77%(a)      5.54%       5.54%       5.67%       6.21%(b)    4.90%(b)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             169%          327%        323%        340%        141%        121%
---------------------------------------------------------------------------------------------------------------------

(a) Annualized.
(b) Net of expense subsidies.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
  Total returns for periods of less than one full year are not annualized.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       48

                            INTERMEDIATE-TERM                                                MORTGAGE BACKED
                             BOND PORTFOLIO                                                SECURITIES PORTFOLIO
-------------------------------------------------------------------------     ----------------------------------------------
Six Months                                                                    Six Months
  Ended                         Year Ended December 31,                         Ended            Year Ended December 31,
 June 30,      ----------------------------------------------------------      June 30,      -------------------------------
   1999          1998         1997         1996        1995        1994          1999         1998        1997        1996
 ---------------------------------------------------------------------------------------------------------------------------
 $  10.36      $  10.42     $  10.30     $  10.51     $  9.56     $ 10.26      $  10.47      $ 10.45     $ 10.21     $ 10.31
 ---------------------------------------------------------------------------------------------------------------------------
      .29           .63          .58          .59         .63         .49           .31          .64         .64         .65
 ---------------------------------------------------------------------------------------------------------------------------
     (.32)          .09          .28         (.07)        .94        (.71)         (.27)         .01         .23        (.12)
 ---------------------------------------------------------------------------------------------------------------------------
     (.03)          .72          .86          .52        1.57        (.22)          .04          .65         .87         .53
 ---------------------------------------------------------------------------------------------------------------------------
     (.29)         (.61)        (.57)        (.59)       (.60)       (.48)         (.31)        (.63)       (.63)       (.63)
 ---------------------------------------------------------------------------------------------------------------------------
       --            --           --           --          --          --            --           --          --          --
 ---------------------------------------------------------------------------------------------------------------------------
       --          (.17)        (.17)        (.14)       (.02)         --            --           --          --          --
 ---------------------------------------------------------------------------------------------------------------------------
       --            --           --           --          --          --            --           --          --          --
 ---------------------------------------------------------------------------------------------------------------------------
     (.29)         (.78)        (.74)        (.73)       (.62)       (.48)         (.31)        (.63)       (.63)       (.63)
 ---------------------------------------------------------------------------------------------------------------------------
   $10.04        $10.36       $10.42       $10.30      $10.51       $9.56        $10.20       $10.47      $10.45      $10.21
 ---------------------------------------------------------------------------------------------------------------------------

    (0.49)%        8.57%        8.57%        5.22%      16.87%      (2.23)%         .27%        6.37%       8.82%       5.56%
 ---------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------------------
 $106,930       $95,071      $95,071     $100,392     $77,125     $62,924       $69,817      $72,870     $71,596     $73,867
 ---------------------------------------------------------------------------------------------------------------------------
 $104,827       $95,575      $95,575     $ 81,723     $68,628     $69,602       $71,528      $73,737     $71,757     $72,214
 ---------------------------------------------------------------------------------------------------------------------------
         %(a)
      .68           .71%         .71%         .73%        .79%        .80%          .75%(a)      .70%        .88%        .91%
 ---------------------------------------------------------------------------------------------------------------------------
     5.64%(a)      5.64%        5.64%        5.69%       6.09%       5.06%         6.11%(a)     6.14%       6.21%       6.44%
 ---------------------------------------------------------------------------------------------------------------------------
      101%          249%         249%         311%         93%         77%            7%          24%        128%        102%
 ---------------------------------------------------------------------------------------------------------------------------

----------
 1995        1994
---------------------------------------------------------------------------------------------------------------------------
$  9.51     $ 10.18
---------------------------------------------------------------------------------------------------------------------------
    .68(c)      .61(b)
---------------------------------------------------------------------------------------------------------------------------
    .83        (.66)
---------------------------------------------------------------------------------------------------------------------------
   1.51        (.05)
---------------------------------------------------------------------------------------------------------------------------
   (.68)       (.61)
---------------------------------------------------------------------------------------------------------------------------
   (.03)       (.01)
---------------------------------------------------------------------------------------------------------------------------
     --          --
---------------------------------------------------------------------------------------------------------------------------
     --          --
---------------------------------------------------------------------------------------------------------------------------
   (.71)       (.62)
---------------------------------------------------------------------------------------------------------------------------
 $10.31       $9.51
---------------------------------------------------------------------------------------------------------------------------
  16.18%       (.51)%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
$69,759     $61,971
---------------------------------------------------------------------------------------------------------------------------
$65,149     $66,276
---------------------------------------------------------------------------------------------------------------------------
    .85%(b)     .85%(b)
---------------------------------------------------------------------------------------------------------------------------
   6.79%(b)    6.19%(b)
---------------------------------------------------------------------------------------------------------------------------
    154%        380%
 ---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       49

               THE TARGET PORTFOLIO TRUST
               Financial Highlights
               (Unaudited)

                                                                         U.S. GOVERNMENT
                                                                              MONEY
                                                                         MARKET PORTFOLIO
                                             ------------------------------------------------------------------------
                                             Six Months
                                                Ended                        Year Ended December 31,
                                              June 30,       --------------------------------------------------------
                                                1999           1998        1997        1996        1995        1994
PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $1.00         $1.00       $1.00       $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                              .021          .048        .049        .045        .051(b)     .037(b)
---------------------------------------------------------------------------------------------------------------------
      Total from investment
        operations                                 .021          .048        .049        .045        .051        .037
---------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income              (.021)        (.048)      (.049)      (.045)      (.051)      (.037)
---------------------------------------------------------------------------------------------------------------------
      Total distributions                         (.021)        (.048)      (.049)      (.045)      (.051)      (.037)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $1.00         $1.00       $1.00       $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(c)                                    2.09%         4.88%       4.95%       4.53%       5.25%       3.79%
---------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)               $  64,570      $138,848     $42,326     $27,397     $18,855     $21,438
---------------------------------------------------------------------------------------------------------------------
Average net assets (000)                      $ 182,375      $106,500     $37,675     $19,132     $20,173     $15,048
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                          .42%(a)       .55%        .65%        .89%        .75%(b)     .50%(b)
---------------------------------------------------------------------------------------------------------------------
  Net investment income                            4.51%(a)      4.85%       4.91%       4.49%       5.18%(b)    4.03%(b)
---------------------------------------------------------------------------------------------------------------------

(a) Annualized.
(b) Net of expense subsidies.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
  Total return for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 51
                                       50

               THE TARGET PORTFOLIO TRUST
               Notes to Financial Statements
               (Unaudited)

           The Target Portfolio Trust (the 'Fund') is an open-end management investment company. The Fund was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the 'Portfolio' or 'Portfolios'): Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International
Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio. All the Portfolios are diversified, as defined under the Investment Company Act of 1940, except for the International Bond Portfolio. Investment operations commenced on January 5, 1993 with the exception of the International Bond Portfolio which commenced on May 17, 1994.
      The Portfolios' investment objectives are as follows: Large Capitalization Growth Portfolio--long-term capital appreciation through investment primarily in common stocks that, in the investment adviser's opinion, should have earnings growth faster than that of the S&P 500; Large Capitalization Value Portfolio--total return of capital appreciation and dividend income through investment primarily in common stocks that, in the adviser's opinion, are undervalued; Small Capitalization Growth Portfolio--maximum capital appreciation through investment primarily in small company common stocks that in the investment advisor's opinion should have earnings growth faster than that of a market average companies; Small Capitalization Value Portfolio--above average capital appreciation through investment in common small company stocks that, in the adviser's opinion, are undervalued or overlooked in the marketplace; International Equity Portfolio--capital appreciation through investment primarily in stocks of companies domiciled outside the United States; International Bond Portfolio--high total return through investment primarily in high quality foreign debt securities; Total Return Bond Portfolio--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years; Intermediate-Term Bond Portfolio--current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years; Mortgage Backed Securities Portfolio--high current income primarily and capital appreciation secondarily each consistent with the protection of capital through investment primarily in mortgage-related securities; U.S. Government Money Market Portfolio--maximum current income consistent with maintenance of liquidity and preservation of capital through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.
-------------------------------------------------------------------
Note 1. Accounting Policies
      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
      Securities Valuations: Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.
      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.
      U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.
      Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer.
      Securities for which market quotations are not available, are valued in good faith under procedures adopted by the Trustees.
      Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost, which approximates market value. Short-term securities held by the other portfolios which mature in sixty days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities held by the other portfolios which mature in more than sixty days are valued at current market quotations.
      In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      All securities (except those of the U.S. Government Money Market Portfolio) are valued as of 4:15 p.m., New York time. The U.S. Government Money Market Portfolio calculates net asset value as of 4:30 p.m., New York time.
      Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
--------------------------------------------------------------------------------

      Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
      The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage-Backed Securities Portfolio and Total Return Bond Portfolio are the only portfolios that may invest in financial futures contracts.
      Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;
      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
      Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the fiscal period, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.
      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.
      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
      Foreign Currency Forward Contracts: The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may enter into foreign currency forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio enters into foreign currency forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.
      Options: The International Equity Portfolio, the International Bond Portfolio, the Intermediate-Term Bond Portfolio, the Total Return Bond Portfolio and the Mortgage-Backed Securities Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Portfolio currently owns or intends to purchase. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
      The Portfolio, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

--------------------------------------------------------------------------------

      Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Net investment income, net realized gains and net assets were not affected by this change.

                                             Accumulated      Net
                                              Net Gain/    Investment
Portfolio                            Ref.       Loss         Income
----------------------------------  -------  -----------   ----------
International Equity..............  a         $  170,256   $(170,256)
International Bond................  a         $  356,705   $(356,705)
Total Return Bond.................  a         $  (12,411)  $  12,411
Intermediate-Term Bond............  a         $  (16,169)  $  16,169
---------------
 (a) Reclass of net foreign currency gains/losses.

      Dividends and Distributions: The International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. The U.S. Government Money Market Portfolio declares net investment income and any net capital gain (loss) daily and pays such dividends monthly. Each other Portfolio declares and pays a dividend of its net investment income, if any, at least annually. Each Portfolio except for the U.S. Government Money Market Portfolio declares and pays its net capital gains, if any, at least annually.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Taxes: For federal income tax purposes, each portfolio in the Fund is treated as a separate tax-paying entity. It is the intent of each portfolio to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Portfolios' understanding of the applicable country's tax rules and rates.
      Deferred Organizational Expenses: A total of $279,000 was incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Portfolio commenced investment operations.

-------------------------------------------------------------------
Note 2. Agreements
      The Fund's manager is Prudential Investments Fund Management LLC ('PIFM') pursuant to which PIFM manages the investment operations of the Fund, administers the Fund's affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PIFM supervises the advisers' performance of advisory services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.
      The advisers noted below each furnished investment advisory services in connection with the management of the Portfolios. Effective May 28, 1999, SawGrass Asset Management, L.L.C. became the subadvisor of the Small Capitalization Growth Portfolio and will serve the portfolio under the same terms and conditions as under the agreement with Nicholas-Applegate Capital Management. Each of the two advisers of the domestic equity Portfolios--the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio--manages approximately 50% of the assets of the respective Portfolio. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PIFM deems it appropriate. In addition, there will be a periodic rebalancing of each Portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Portfolio will allocate assets from the better performing of the two advisers to the other.

Portfolio                                    Adviser
-------------------------   ------------------------------------------
Large Capitalization
  Growth.................   Oak Associates, Ltd., and
                            Columbus Circle Investors
Large Capitalization
  Value..................   INVESCO Capital Management, Inc. and
                            Hotchkis and Willey
Small Capitalization
  Growth.................   SawGrass Asset Management, L.L.C.
                            and Investment Advisors, Inc.
Small Capitalization
  Value..................   Wood, Struthers & Winthrop Management
                            Corp. and Lazard Asset Management
International Equity.....   Lazard Asset Management
International Bond.......   Delaware International Advisers Ltd.
Total Return Bond and
  Intermediate-Term
  Bond...................   Pacific Investment Management Co.
Mortgage Backed
  Securities and U.S.
  Government Money
  Market.................   Wellington Management Company, LLP

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PIFM, in turn, pays each adviser a fee for its services.

                                       Total
Portfolio                          Management Fee    Adviser Fee
--------------------------------   --------------    -----------
Large Capitalization Growth.....         .60%             .30%
Large Capitalization Value......         .60%             .30%
Small Capitalization Growth.....         .60%             .30%
Small Capitalization Value......         .60%             .30%
International Equity............         .70%             .40%
International Bond..............         .50%             .30%
Total Return Bond...............         .45%             .25%
Intermediate-Term Bond..........         .45%             .25%
Mortgage Backed Securities......         .45%             .25%
U.S. Government Money Market....         .25%            .125%

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). PIMS serves the Fund without compensation.
      PIFM and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

--------------------------------------------------------------------------------

-------------------------------------------------------------------
Note 3. Other Transactions
with Affiliates
      Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. The following amounts represent the fees PMFS charged for the period ended June 30, 1999 as well as the fees due PMFS as of June 30, 1999.

                                  Amount incurred
                                      for the         Amount Due
                                    period ended        as of
                                      June 30,         June 30,
Portfolio                               1999             1999
--------------------------------  ----------------   ------------
Large Capitalization Growth.....      $ 56,300          $9,700
Large Capitalization Value......        55,200           9,700
Small Capitalization Growth.....        55,100           9,200
Small Capitalization Value......        49,000           9,000
International Equity............        54,500           9,200
International Bond..............        17,800           3,000
Total Return Bond...............        23,000           3,900
Intermediate-Term Bond..........        27,700           4,800
Mortgage Backed Securities......        25,000           4,400
U.S. Government Money Market....        13,000           2,200

      For the period ended June 30, 1999, PSI earned approximately $1,100 and $11,900 in brokerage commissions on behalf of certain portfolio transactions executed with the Large Capitalization Growth Portfolio and Large Capitalization Value Portfolio, respectively.

-------------------------------------------------------------------
Note 4. Portfolio Securities
      Purchases and sales of portfolio securities, excluding short-term investments and written options, for the period ended June 30, 1999 were as follows:

Portfolio                              Purchases        Sales
------------------------------------  ------------   ------------
Large Capitalization Growth.........  $ 87,859,653   $ 94,189,099
Large Capitalization Value..........    34,881,813     44,641,107
Small Capitalization Growth.........   100,166,923    115,596,959
Small Capitalization Value..........    19,069,871     31,748,375
International Equity................    31,906,472     53,616,450
International Bond..................    22,694,686     22,631,688
Total Return Bond...................   128,382,951    131,983,174
Intermediate-Term Bond..............   109,479,777    107,208,532
Mortgage Backed Securities..........    12,763,369      4,881,388

      The federal income tax basis and unrealized appreciation/depreciation of each of the Portfolios' investments, excluding written options as of June 30, 1999, were as follows:

                                            Net
                                        Unrealized
                                       Appreciation          Gross Unrealized
Portfolio                 Basis       (Depreciation)    Appreciation   Depreciation
---------------------  ------------   ---------------   ------------   ------------
Large Capitalization
  Growth.............  $209,537,076    $ 179,028,324    $184,626,011    $5,597,687
Large Capitalization
  Value..............   212,354,272       87,187,673      93,946,867     6,759,194
Small Capitalization
  Growth.............   124,514,171       25,107,880      29,837,298     6,759,194
Small Capitalization
  Value..............   114,701,006       22,001,037      29,692,252     7,691,215
International
  Equity.............   196,897,610       49,627,237      58,821,433     9,088,169
International Bond...    29,335,939       (1,055,687)        287,615     1,343,302
Total Return Bond....    80,087,787         (451,584)        160,202       611,786
Intermediate-Term
  Bond...............   125,007,892         (551,674)        202,348       754,022
Mortgage Backed
  Securities.........    71,932,642           13,995       1,074,407     1,060,412

      For federal income tax purposes, the Mortgage Backed Securities Portfolio had a capital loss carryforward as of December 31, 1998 of approximately $458,600 which expires in 2002. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Mortgage Backed Securities Portfolio until future net gains have been realized in excess of such carryforward. In addition, the International Bond Portfolio and International Equity Portfolio are electing to treat net currency losses of approximately $41,400 and $171,500, respectively and the Small Capitalization Growth Portfolio, the Total Return Bond Portfolio, the Intermediate Term Bond Portfolio and the Mortgage Backed Portfolio are electing to treat net capital losses of approximately $860,100, $155,500, $374,100 and $22,000, respectively, incurred in the two-month period ended December 31, 1998 as having been incurred in the current year.
      At June 30, 1999, the Total Return and Intermediate-Term Bond Portfolios bought financial futures contracts. The unrealized appreciation/depreciation on such contracts as of June 30, 1999 were as follows:

Total Return Bond Portfolio:
                                                 Value at        Value at        Unrealized
Number of                        Expiration      June 30,         Trade         Appreciation
Contracts          Type             Date           1999            Date        (Depreciation)
----------    ---------------    ----------     -----------     ----------     --------------
              Long Positions:
    7         5 yr. T-Note       Sept. 1999     $   763,000     $  754,312        $  8,688
    36        30 yr. T-Note      Sept. 1999       4,172,625      4,132,125          40,500
   149        10 yr. T-Note      Sept. 1999      16,566,937      6,506,328          60,609
    5         Eurodollar         Mar. 2000        1,177,625      1,176,300           1,325
    12        90 day LIBOR       Mar. 2000        2,351,674      2,356,366          (4,692)
                                                                                   -------
                                                                                  $106,430
                                                                                   -------
                                                                                   -------

Intermediate-Term Bond Portfolio:
                                                      Value at        Value at         Unrealized
Number of                             Expiration      June 30,          Trade         Appreciation
Contracts             Type               Date           1999            Date         (Depreciation)
----------    --------------------    ----------     -----------     -----------     --------------
              Long Positions:
    70        30 yr. T-Note           Sept. 1999     $ 8,113,437     $ 8,038,539       $   74,898
   130        10 yr. T-Note           Sept. 1999      14,454,375      14,417,812           36,563
    9         5 yr. T-Note            Sept. 1999         981,000         970,641           10,359
    10        Eurodollar              Mar. 2000        2,355,250       2,352,600            2,650
    18        90 day LIBOR            Mar. 2000        2,124,900       2,131,938           (7,038)
                                                                                     --------------
                                                                                       $  117,432
                                                                                     --------------
                                                                                     --------------

--------------------------------------------------------------------------------

      At June 30, 1999, the Total Return Bond Portfolio had outstanding forward currency contracts to sell foreign currencies, as follows:

                              Value at
Foreign Currency           Settlement Date    Current      Appreciation
Sale Contracts               Receivable        Value      (Depreciation)
-------------------------  ---------------   ----------   --------------
Eurodollar,
  expiring 7/13/99.......    $   726,740     $  722,086      $  4,654
Japanese Yen,
  expiring 7/14/99.......      1,390,674      1,354,980        35,694
                           ---------------   ----------   --------------
                             $ 2,117,414     $2,077,066      $ 40,348
                           ---------------   ----------   --------------
                           ---------------   ----------   --------------

      At June 30, 1999, the Intermediate-Term Bond Portfolio had outstanding forward currency contracts to sell foreign currencies, as follows:

                               Value at
Foreign Currency            Settlement Date    Current
Sale Contracts                Receivable        Value      Appreciation
--------------------------  ---------------   ----------   ------------
Eurodollar,
  expiring 7/13/99........    $ 1,245,840     $1,237,863     $  7,977
Japanese Yen,
  expiring 7/14/99........        834,408        812,991       21,417
                            ---------------   ----------   ------------
                              $ 2,080,248     $2,050,854     $ 29,394
                            ---------------   ----------   ------------
                            ---------------   ----------   ------------

      Transactions in options written during the period ended June 30, 1999, were as follows:

                                           Number of    Premiums
Total Return Bond Portfolio                Contracts    Received
----------------------------------------   ---------    --------
Options outstanding at December 31,
  1998..................................        15      $ 2,872
Options written.........................       179       84,178
Options terminated in closing purchase
  transactions..........................       (19)      (4,960)
Options expired.........................       (90)     (39,578)
                                               ---      --------
Options outstanding at June 30, 1999....        85      $42,512
                                               ---      --------
                                               ---      --------


                                           Number of    Premiums
Intermediate-Term Bond Portfilio           Contracts    Received
----------------------------------------   ---------    --------
Options outstanding at December 31,
  1998..................................        24      $ 4,340
Options written.........................       276      129,607
Options expired.........................      (157)     (62,152)
                                               ---      --------
Options outstanding at June 30, 1999....       143      $71,795
                                               ---      --------
                                               ---      --------

--------------------------------------------------------------------------------
Note 5. Capital
      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Of the shares outstanding at June 30, 1999, PIFM and Prudential Bank & Trust owned 268,468 and 44,364 shares of the International Bond Portfolio, respectively.

      Transactions in shares of beneficial interest during the period ended June 30, 1999 were as follows:

                                                                   Shares
                                                                 Issued in
                                                                Reinvestment                          Increase/
                                                                of Dividends                         (Decrease)
                                               Shares               and              Shares           in Shares
Portfolio                                       Sold            Distributions      Reacquired        Outstanding
--------------------------------------      -------------       ------------       -----------       -----------
Large Capitalization Growth
  Portfolio...........................         2,358,841            404,410         (2,973,561)        (210,310)
Large Capitalization Value
  Portfolio...........................         2,358,277            314,216         (3,058,110)        (385,617)
Small Capitalization Growth
  Portfolio...........................         1,767,658            --              (2,724,802)        (957,144)
Small Capitalization Value
  Portfolio...........................         1,579,551             61,337         (2,488,650)        (847,762)
International Equity Portfolio........        16,484,085             73,940        (17,024,921)         466,896
International Bond Portfolio..........           498,252            110,710           (624,753)         (15,791)
Total Return Bond Portfolio...........         1,373,627            150,425         (1,549,426)         (25,374)
Intermediate-Term Bond Portfolio......         2,560,246            257,252         (2,331,403)         486,095
Mortgage Backed Securities Portfolio..           894,066            172,202         (1,179,872)        (113,604)

      Transactions in shares of beneficial interest during the year ended December 31, 1998 were as follows:

                                                                   Shares
                                                                 Issued in
                                                                Reinvestment                          Increase/
                                                                of Dividends                         (Decrease)
                                               Shares               and              Shares           in Shares
Portfolio                                       Sold            Distributions      Reacquired        Outstanding
--------------------------------------      -------------       ------------       -----------       -----------
Large Capitalization Growth
  Portfolio...........................         3,830,971          1,197,514         (4,954,992)          73,493
Large Capitalization Value
  Portfolio...........................         3,668,396          1,982,225         (4,758,185)         892,436
Small Capitalization Growth
  Portfolio...........................         3,052,747            408,882         (3,755,087)        (293,458)
Small Capitalization Value
  Portfolio...........................         3,013,164            779,594         (3,677,883)         114,875
International Equity Portfolio........        25,575,077            901,284        (27,414,057)        (937,696)
International Bond Portfolio..........         1,135,046            142,350         (1,417,310)        (139,914)
Total Return Bond Portfolio...........         2,988,954            497,282         (1,866,519)       1,619,717
Intermediate-Term Bond Portfolio......         5,691,190            690,608         (5,350,123)       1,031,625
Mortgage Backed Securities Portfolio..         1,637,945            349,295         (1,876,495)         110,745

--------------------------------------------------------------------------------

              (ICON)

Target's Shareholder Services
Target strives to demonstrate that top managers can make a difference, asset allocation can limit volatility, and quality services are worth paying for. So here's a sampling of the services you receive as a Target shareholder. This impressive list should confirm that your choice to use Target was the right one for you and your family.

Consulting Services
 1) A Financial Advisor's professional guidance to assist you.
 2) Questionnaire process addresses your investment needs.
 3) Personalized investment policy statement (the Evaluation) details your risk profile.
 4) Sixty-six recommended asset allocations or unlimited number of customized allocations are available.
 5) Investment advisers manage or co-manage a portion of each Target portfolio.
 6) Adviser monitoring helps ensure that advisers perform as expected over the long term.
 7)Adviser changes are made if long-term performance is poor.
 8) Free, unlimited allocation changes help you react to changing market conditions.
 9) Research services from Ibbotson Associates are used for allocation construction.
10) IRA analysis details your overall IRA allocation and suggests a new one, if appropriate.

Reporting Services
 1) Customized quarterly reports contain time-weighted and dollar-weighted returns.
 2) Detailed tax information, including gains, losses and average cost per share.
 3) Quarterly adviser comments focus on advisers' specific market expertise.
 4) Detailed performance of market indexes.

Trustees
Eugene C. Dorsey
Douglas H. McCorkindale
Thomas T. Mooney
John R. Strangfeld

Officers
John R. Strangfeld
President
Robert F. Gunia
Vice President

Grace C. Torres
Treasurer

Stephen M. Ungerman
Assistant Treasurer

David F. Connor
Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Columbus Circle Investors
Metro Center One
Station Plaza
Stamford, CT 06902

Delaware International
Advisers Ltd.
80 Cheapside
London, EC2V6EE
United Kingdom

Hotchkis and Wiley
800 West Sixth Street
Los Angeles, CA 90017

INVESCO Capital Management,
Inc.
1315 Peachtree Street
Suite 500
Atlanta, GA 30309

Investment Advisers, Inc.
3700 First Bank Place
P.O. Box 357
Minneapolis, MN 55440

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Oak Associates, Ltd.
3875 Embassy Parkway
Suite 250
Akron, OH 44333

Pacific Investment
Management Company
840 Newport Center Drive
Newport Beach, CA 92660

Sawgrass Asset
Management, L.L.C.
4337 Pablo Oaks Court
Jacksonville, FL 32224

Wellington
Management Company
75 State Street
Boston, MA 02109

Wood, Struthers & Winthrop
Management Corp.
277 Park Avenue
New York, NY 10172

Distributor
Prudential Investment
Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and
Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund
Services LLC
Raritan Plaza One
Edison, NJ 08837

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The accompanying financial statements as of June 30, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.


875921 87 6    875921 40 5    875921 88 4    875921 60 3
875921 20 7    875921 30 6    875921 80 1
875921 10 8    875921 50 4    875921 70 2    TMF 158 E2

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